                                                             File Number 33-3233

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                      Post-Effective Amendment Number 19        X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment Number 1                X

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                      ------------------------------------
                (formerly Minnesota Mutual Variable Life Account)
                                 (Name of Trust)

                        Minnesota Life Insurance Company
                        --------------------------------
              (formerly The Minnesota Mutual Life Insurance Company
                                   (Depositor)

             400 Robert Street North, St. Paul, Minnesota 55101-2098
             -------------------------------------------------------
                    (Depositor's Principal Executive Offices)

                               Dennis E. Prohofsky
             Executive Vice President, General Counsel and Secretary
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                         ------------------------------
                               (Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
               1025 Thomas Jefferson Street, N.W., Suite 410 East
                             Washington, D.C. 20007

It  is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b) of Rule 485
    ---
        on (date) pursuant to paragraph (b) of Rule 485
    ---
        60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ---
     X  on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485
    ---

If appropriate, check the following:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:

        Variable Adjustable Life Insurance Policies

PART A:  INFORMATION REQUIRED IN A PROSPECTUS

Item Number           Caption in Prospectus

     1.               Front and Back Cover Pages

     2.               Benefit Summary: Benefits and Risks

     3.               Risk/Benefit Summary: Fee Table

     4. General Description of Minnesota Life Variable Life Account, Minnesota Life Insurance Company and Portfolio Companies

     5.               Charges

     6.               General Description of Contracts

     7.               Premiums

     8.               Death Benefits and Contract Values

     9.               Surrenders, Partial Surrenders, and Partial Withdrawals

    10.               Loans

    11.               Lapse and Reinstatement

    12.               Taxes

    13.               Legal Proceedings

    14.               Financial Statements

Prospectus

Minnesota Life Insurance Company
Minnesota Life Variable Life Account

Variable Adjustable Life Insurance Policy

     This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). It provides life insurance protection for the life of the insured so long as scheduled premiums are paid. Under some plans of insurance, the face amount of insurance may decrease or terminate during the life of the insured.

     The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.

     Variable Adjustable Life policy values may be invested in our separate account called the Variable Life Account. Policy values may also be invested in a general account option. The actual cash value of all Policies will vary with the investment experience of these options.

The Variable Life Account invests in the following Fund portfolios:

[ADVANTUS(TM) SERIES FUND, INC. LOGO]
Advantus Series Fund, Inc.
- Growth Portfolio
- Bond Portfolio
- Money Market Portfolio
- Asset Allocation Portfolio
- Mortgage Securities Portfolio
- Index 500 Portfolio
- Capital Appreciation Portfolio
- International Stock Portfolio
- Small Company Growth Portfolio
- Value Stock Portfolio
- Small Company Value Portfolio
- International Bond Portfolio
- Index 400 Mid-Cap Portfolio
- Core Equity Portfolio
- Micro-Cap Growth Portfolio
- Real Estate Securities Portfolio

[AIM FUNDS(SM) LOGO]
AIM Variable Insurance Fund
- AIM V.I. Aggressive Growth Fund -- Series II Shares
- AIM V.I. Balanced Fund -- Series II Shares
- AIM V.I. Dent Demographic Trends Fund -- Series II Shares
- AIM V.I. Premier Equity Fund -- Series II Shares

[AMERICAN CENTURY(R) LOGO]
American Century Variable Portfolios, Inc.
- VP Income & Growth Fund -- Class II Shares
- VP Ultra(R) Fund -- Class II Shares
- VP Value Fund -- Class II Shares

[CREDIT SUISSE ASSET MANAGEMENT LOGO]
Credit Suisse Trust
- Global Post-Venture Capital Portfolio

[FIDELITY INVESTMENTS(R) WE HELP YOU INVEST RESPONSIBLY(SM) LOGO]
Fidelity Variable Insurance Products Funds
- Contrafund(R) Portfolio -- Service Class 2 Shares
- Equity-Income Portfolio -- Service Class 2 Shares
- Mid Cap Portfolio -- Service Class 2 Shares

[FRANKLIN TEMPLETON INVESTMENTS LOGO]
Franklin Templeton Variable Insurance Products Trust
- Franklin Large Cap Growth Securities Fund -- Class 2 Shares
- Franklin Small Cap Fund -- Class 2 Shares
- Mutual Shares Securities Fund -- Class 2 Shares
- Templeton Developing Markets Securities Fund -- Class 2 Shares
- Templeton Global Asset Allocation Fund -- Class 2 Shares (formerly Templeton Asset Strategy Fund)

[JANUS LOGO]
Janus Aspen Series
- Balanced Portfolio -- Service Shares
- Capital Appreciation Portfolio -- Service Shares
- International Growth Portfolio -- Service Shares

[MFS(R) INVESTMENT MANAGEMENT WE INVENTED THE MUTUAL FUND(R) LOGO] MFS(R) Variable Insurance Trust(sm)
- Investors Growth Stock Series -- Service Shares
- Mid Cap Growth Series -- Service Shares
- New Discovery Series -- Service Shares
- Value Series -- Service Shares

[OPPENHEIMER FUNDS(R) THE RIGHT WAY TO INVEST LOGO]
Oppenheimer Variable Account Funds
- Capital Appreciation Fund -- Service Shares
- High Income Fund -- Service Shares
Panorama Series Fund, Inc.
- International Growth Fund -- Service Shares

[PUTNAM INVESTMENTS LOGO]
Putnam Variable Trust
- Putnam VT Growth and Income Fund -- Class IB Shares
- Putnam VT International Growth Fund -- Class IB Shares
- Putnam VT New Opportunities Fund -- Class IB Shares
- Putnam VT New Value Fund -- Class IB Shares
- Putnam VT Voyager Fund -- Class IB Shares

    THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUND PORTFOLIOS SHOWN ABOVE. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [MINNESOTA LIFE LOGO]
    400 Robert Street North - St. Paul, Minnesota 55101-2098
    Ph 651/665-3500 - http:/www.minnesotamutual.com

    DATED: MAY 1, 2003

         TABLE OF CONTENTS

                    SUMMARY OF BENEFITS AND RISKS                                                          1
                    GENERAL DESCRIPTIONS                                                                   5
                              Minnesota Life Insurance Company                                             5
                              Variable Life Account                                                        6
                              The Funds                                                                    7
                              Additions, Deletions or Substitutions                                        9
                              Selection of Sub-Accounts                                                   10
                              The Guaranteed Principal Account                                            10
                    DETAILED INFORMATION ABOUT THE VARIABLE ADJUSTABLE LIFE INSURANCE POLICY              11
                              Adjustable Life Insurance                                                   11
                              Policy Adjustments                                                          14
                              Applications and Policy Issue                                               19
                              Policy Premiums                                                             20
                              Policy Values                                                               24
                              Death Benefit Options                                                       27
                              Policy Loans                                                                28
                              Surrender                                                                   30
                              Free Look                                                                   31
                              Conversion                                                                  32
                              Policy Charges                                                              32
                              Other Policy Provisions                                                     35
                              Additional Benefits                                                         38
                    OTHER MATTERS                                                                         39
                              Federal Tax Status                                                          39
                              Voting Rights                                                               42
                              Distribution of Policies                                                    43
                              Legal Proceedings                                                           44
                              Registration Statement                                                      44
                    SPECIAL TERMS                                                                         45
                    APPENDIX A -- EXAMPLE OF SALES LOAD COMPUTATION                                       46
                    STATEMENT OF ADDITIONAL INFORMATION                                                   47

SUMMARY OF BENEFITS AND RISKS

The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes two versions of the Variable Adjustable Life ("VAL") Insurance Policy, VAL '87 and VAL '95. A variable adjustable life insurance policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle.

WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

The Policy described in this prospectus combines a guaranteed death benefit, flexible administrative procedures, and significant and useful market sensitive investment features.

WHAT IS THE GUARANTEED DEATH BENEFIT?

We guarantee that the face amount of insurance shown on the policy specification page will be paid on the death of the insured as long as there is no policy indebtedness and all scheduled premiums have been paid. Some policies have a scheduled decrease in the guaranteed face amount at the end of the initial policy protection period. In this case, the time and amount of the decrease are also shown on the policy specification page. The importance of the guarantee is that adverse investment performance may never reduce your life insurance protection below the guaranteed amount. (See "Adjustable Life Insurance" on page 13.)

WHAT MAKES THE POLICY "ADJUSTABLE"?

The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. The three components in designing your Policy are the level of premiums you wish to pay, the level of death benefit protection you need and the appropriate plan of insurance for you. You may choose any two of the three components -- premium, face amount and plan -- and we will calculate the third component. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose any level of premium or death benefit that you wish. Some limitations do apply to policy adjustments. (See "Policy Adjustments" on page 13.)

Whole life plans may be suitable for individuals who wish to ensure lifetime coverage, without any scheduled reduction in face amount, by the payment of relatively higher premiums and, in certain cases, for a lesser period of time, or who wish to accumulate substantial cash values by utilizing the investment features of the Policy. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element. The protection plan may be a suitable starting point for young policy owners who have not reached their peak earning years but who have substantial life insurance needs. For any given face amount of insurance, you may select a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. The higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid-up.

WHAT MAKES THE POLICY "VARIABLE"?

The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. (See "Variable Life Account" on page 9 and "Funds" on page 10.)

Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed principal account, you do not bear the risk that adverse investment performance will depreciate the account value. (See "The Guaranteed Principal Account" on page 12.)

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.

The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased actual cash values which will, on whole life plans, shorten the premium paying period. Only if and when the policy value exceeds the net single premium, as defined on page 43, for the then current face amount will the death benefit vary.

The Protection Option provides a variable death benefit from the issue date as well as variable actual cash value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased cash value accumulations, although any increases in actual cash values under the Protection Option will not be as great as under the Cash Option. (See "Death Benefit Options" on page 22.)

DO YOU HAVE ACCESS TO YOUR POLICY VALUES?

Yes. You may transfer policy values among the available investment options, make a withdrawal from the actual cash values, or surrender the Policy. (See "Transfers" on page 21 and "Surrender" on page 24.) You may also borrow up to 90 percent of your policy value as a policy loan. (See "Policy Loans" on page 23.) Some of these transactions may have significant tax consequences. (See "Federal Tax Status" on page 36.)

WHAT ARE SOME OF THE RISKS OF THE POLICY?

There is an investment risk. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the policy. (See "Policy Values" on page 24.)

There is a risk that a Policy will lapse. Lapse will occur if a scheduled premium is not paid, or if there is no actual cash value when there is a policy loan. Policy loans may increase the risk that the Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. (See "Policy Premiums" on page 20.)

There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are not constructively received until they are actually received.

There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a 10 percent additional income tax imposed on the portion of any distribution that is included in income. (See "Federal Tax Status" on page 36.)

SUMMARY FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.

TRANSACTION FEES

This table describes the fees and expense that you will pay at the time that you buy the Policy, surrender the Policy, adjust the Policy or make transfers between the investment options.

           CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
           ------                -----------------------          ---------------
Sales Load                    Premium payment                Maximum of 7% of
                                                             premium(2)
First Year Sales Load         First year premium payment(1)  Maximum of 23% of first
                                                             year premium(3)
Underwriting Charge           First year premium payment(1)  Maximum of $5 per thousand
                                                             of face amount(3)
Premium Tax Charge            Premium payment                2.5% of premium(4)
Face Amount Guarantee Charge  Premium payment                1.5% of premium(2)
Policy Adjustment             Policy adjustment              $25 or 2% of partial
Transaction Charge                                           surrender amount(5)
Transfer Transaction Charge   At transfer of cash values     $10(6)
Sub-standard Risk Charge      Premium payment                Maximum of $260 and
(VAL95)                                                      minimum of $0.08 per
                                                             thousand of face amount(7)
Surrender Administrative      At policy surrender            Maximum of $60 and minimum
Charge                                                       of $0(8)
Exchange Administrative       At issue of an internal        $150
Charge                        exchange

           CHARGE                WHEN CHARGE IS DEDUCTED          AMOUNT DEDUCTED
           ------                -----------------------          ---------------
Optional Agreements:
  a) Waiver of Premium        Premium payment                a) Maximum of $11.24 and
   Agreement                                                    minimum of $0.12 per
  b) Policy Enhancement                                           thousand of face
     Agreement                                                    amount(7)
  c) Face Amount Increase                                    b) $8
   Agreement                                                 c) Maximum of $2.29 and
  d) Survivorship Life                                          minimum of $0.65 per
     Agreement                                                  and thousand of
  e) Family Term Agreement                                        agreement coverage(9)
                                                             d) Maximum of $35.04 and
                                                                minimum of $0.20 per
                                                                thousand of agreement
                                                                coverage(10)
                                                             e) $5 per thousand of
                                                                agreement coverage

(1) First year premium is base premium payable in the first 12 months of the contract, or the increase in base premium paid in the 12 months following a premium increase.

(2) Applies to base premiums. This charge does not apply to premiums for additional agreements. This charge currently does not apply to nonrepeating premiums.

(3) The charge only applies to base premium up to that which provides level premium and face amount for life.

(4) Applies to base premiums and nonrepeating premiums.

(5) When only policy adjustment is a partial surrender, the charge is limited to the lesser of $25 and 2 percent of the partial surrender.

(6) Only applies to transfers in excess of 12 per year.

(7) Varies by the age and underwriting class of the insured.

(8) At surrender, the portion of the $60 annual administrative charge not yet charged monthly is deducted.

(9) Varies by the age of the insured.

(10) Varies by the ages and underwriting classes of the applicants.

PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

              CHARGE                 WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
              ------                 -----------------------            ---------------
Administration Charge                       Monthly            $5
Cost of Insurance Charge Minimum            Monthly            $0.01 (minimum) / $83.33 (maximum)
and Maximum                                                    per thousand of net amount at
                                                               risk(1)
Charge For a 45 Year old Standard           Monthly            Maximum of $0.30, typically $0.10
Male Nonsmoker                                                 per thousand of net amount at
                                                               Risk(1)
Mortality and Expense Risk Charge           Daily              0.50% of average daily net assets
                                                               of Variable Life Account
Sub-standard Risk Charge (VAL87)            Monthly            Maximum of $22 and minimum of
                                                               $0.01 per thousand of face
                                                               amount(1)

(1) (i) Varies by the age and underwriting class of the insured as well as the duration, face amount and premium level of the Policy; (ii) the cost of insurance or sub-standard risk charges shown in the table may not be representative of the charges for a particular insured; and (iii) more information regarding these charges for a specific insured are available upon request.

ANNUAL OPERATING EXPENSES OF THE VARIABLE INVESTMENT OPTIONS DECEMBER 31, 2002

This table describes the total annual operating expenses associated with the variable investment options that you will pay while you own the Policy. The table shows the minimum and maximum expenses charged by any of the variable investment options.

            CHARGE                          MINIMUM                          MAXIMUM
            ------                          -------                          -------
Total Fees and Expenses                     0.42%(1)                         1.82%(1)

(1) The total fees and expenses include the investment management fee, distribution (12b-1) fee and other expenses for the variable investment options.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE LIFE ACCOUNT

A separate account, called the Minnesota Life Variable Life Account, was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has forty-seven sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

THE FUNDS

Below is a list of the Portfolios and their investment adviser or sub-adviser. Prospectuses for the Funds must accompany this Prospectus. You should carefully read these Prospectuses before investing in the Policy.

                                                              INVESTMENT                          INVESTMENT
                FUND/PORTFOLIO                                  ADVISER                           SUB-ADVISER
                --------------                                ----------                          -----------
 ADVANTUS SERIES FUND, INC.:
 Growth Portfolio                                  Advantus Capital Management, Inc.
 Bond Portfolio                                    Advantus Capital Management, Inc.
 Money Market Portfolio                            Advantus Capital Management, Inc.
 Asset Allocation Portfolio                        Advantus Capital Management, Inc.
 Mortgage Securities Portfolio                     Advantus Capital Management, Inc.
 Index 500 Portfolio                               Advantus Capital Management, Inc.
 Capital Appreciation Portfolio                    Advantus Capital Management, Inc.    Voyageur Asset Management, Inc.
 International Stock Portfolio                     Advantus Capital Management, Inc.    Templeton Investment Counsel,
                                                                                        LLC
 Small Company Growth Portfolio                    Advantus Capital Management, Inc.    Credit Suisse Asset Management,
                                                                                        LLC
 Value Stock Portfolio                             Advantus Capital Management, Inc.
 Small Company Value Portfolio                     Advantus Capital Management, Inc.    State Street Research &
                                                                                        Management Company
 International Bond Portfolio                      Advantus Capital Management, Inc.    Julius Baer Investment
                                                                                        Management Inc.
 Index 400 Mid-Cap Portfolio                       Advantus Capital Management, Inc.
 Core Equity Portfolio                             Advantus Capital Management, Inc.
 Micro-Cap Growth Portfolio                        Advantus Capital Management, Inc.    Wall Street Associates
 Real Estate Securities Portfolio                  Advantus Capital Management, Inc.
 AIM VARIABLE INSURANCE FUND:
 AIM V.I. Aggressive Growth Fund - Series II       A I M Advisors, Inc.
   Shares
 AIM V.I. Balanced Fund - Series II Shares         A I M Advisors, Inc.
 AIM V.I. Dent Demographic Trends Fund - Series    A I M Advisors, Inc.                 H.S. Dent Advisors, Inc.
   II Shares
 AIM V.I. Premier Equity Fund - Series II          A I M Advisors, Inc.
   Shares
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:
 VP Income & Growth Fund - Class II Shares         American Century Investment
                                                   Management, Inc.
 VP Ultra(R) Fund - Class II Shares                American Century Investment
                                                   Management, Inc.
 VP Value Fund - Class II Shares                   American Century Investment
                                                   Management, Inc.
 CREDIT SUISSE TRUST:
 Global Post-Venture Capital Portfolio             Credit Suisse Asset Management,
                                                   LLC

                                                              INVESTMENT                          INVESTMENT
                FUND/PORTFOLIO                                  ADVISER                           SUB-ADVISER
                --------------                                ----------                          -----------
 FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS:
 Contrafund(R) Portfolio - Service Class 2         Fidelity Management & Research
   Shares
 Equity-Income Portfolio - Service Class 2         Fidelity Management & Research
   Shares
 Mid Cap Portfolio - Service Class 2 Shares        Fidelity Management & Research
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
   TRUST:
 Franklin Large Cap Growth Securities Fund -       Franklin Advisers, Inc.
   Class 2 Shares
 Franklin Small Cap Fund - Class 2 Shares          Franklin Advisers, Inc.
 Mutual Shares Securities Fund - Class 2 Shares    Franklin Mutual Advisers, LLC
 Templeton Developing Markets Securities Fund -    Templeton Asset Management Ltd.
   Class 2 Shares
 Templeton Global Asset Allocation Fund - Class    Templeton Investment Counsel, LLC
   2 Shares
 JANUS ASPEN SERIES:
 Balanced Portfolio - Service Shares               Janus Capital
 Capital Appreciation Portfolio - Service          Janus Capital
   Shares
 International Growth Portfolio - Service          Janus Capital
   Shares
 MFS(R) VARIABLE INSURANCE TRUST(SM):
 Investors Growth Stock Series - Service Shares    Massachusetts Financial Services
                                                   Company
 Mid Cap Growth Series - Service Shares            Massachusetts Financial Services
                                                   Company
 New Discovery Series - Service Shares             Massachusetts Financial Services
                                                   Company
 Value Series - Service Shares                     Massachusetts Financial Services
                                                   Company
 OPPENHEIMER VARIABLE ACCOUNT FUNDS:
 Capital Appreciation Fund - Service Shares        OppenheimerFunds, Inc.
 High Income Fund - Service Shares                 OppenheimerFunds, Inc.
 PANORAMA SERIES FUND, INC.:
 International Growth Fund - Service Shares        OppenheimerFunds, Inc.
 PUTNAM VARIABLE TRUST:
 Putnam VT Growth and Income Fund - Class IB       Putnam Investment Management, LLC
   Shares
 Putnam VT International Growth - Class IB         Putnam Investment Management, LLC
   Shares
 Putnam VT New Opportunities Fund - Class IB       Putnam Investment Management, LLC
   Shares
 Putnam VT New Value Fund - Class IB Shares        Putnam Investment Management, LLC
 Putnam VT Voyager Fund - Class IB Shares          Putnam Investment Management, LLC

ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

Shares of the Portfolios of the Funds are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable annuity contracts and variable life insurance policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Funds' Boards of Directors intend to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto.

Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example:

     - changes in state insurance laws,

     - changes in federal income tax laws,

     - changes in the investment management of any of the Portfolios of the Funds, or

     - differences in voting instructions between those given by policy owners and those given by contract owners.

The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

SELECTION OF SUB-ACCOUNTS

You must make a choice as to how your net premiums are allocated among the various sub-accounts. In choosing, you should consider how willing you might be to accept investment risks and the manner in which your other assets are invested. The sub-accounts represent a broad range of investments available in the marketplace.

The common stock sub-accounts differ depending on the types of stocks that make up the account. The focus of each account varies by the size of company, growth or value style, and U.S. versus international markets. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of long-term or short-term debt securities, even though common stocks have been subject to more dramatic changes in value over short periods of time. Accordingly, the common stock sub-accounts may be more desirable options for policy owners who are willing to accept such short-term risks. These risks tend to be magnified in the sub-accounts investing in more aggressive stocks, smaller company stocks and international stocks. As an alternative to the actively managed sub-accounts, index sub-accounts are available which tend to match the risks and performance of those common stocks included in the underlying index.

Some policy owners, who desire the greatest safety of principal may prefer the money market sub-account, recognizing that the level of short-term rates may change rather rapidly. Some policy owners may wish to rely on Advantus Capital's judgment for an appropriate asset mix by choosing the asset allocation sub-account.

THE GUARANTEED PRINCIPAL ACCOUNT

The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Therefore, neither the guaranteed principal account nor any interest therein is subject to the provisions of these Acts, and we have been advised that the staff of the SEC does not review disclosures relating to the guaranteed principal account. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For complete details regarding the guaranteed principal account, please see the Variable Adjustable Life Policy.

GENERAL ACCOUNT DESCRIPTION Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. Policy owners do not share in the actual investment experience of the assets in the general account.

You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

GENERAL ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed principal account and guarantee that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.

We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion.

You assume the risk that interest credited may not exceed the guaranteed minimum rate.

Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 2 percent per annum.

DETAILED INFORMATION ABOUT THE
VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

ADJUSTABLE LIFE INSURANCE

This Policy is similar to our conventional life insurance product known as "adjustable life". This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you can afford to pay. BASED ON YOUR SELECTION OF ANY TWO OF THE THREE COMPONENTS OF A POLICY -- FACE AMOUNT, PREMIUM AND PLAN -- WE WILL THEN CALCULATE THE THIRD. Thus, adjustable life allows you the flexibility to custom-design a Policy to meet your needs. Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.

FLEXIBILITY AT ISSUE Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or face amount that you wish. This flexibility results in a broad range of plans of insurance. GENERALLY SPEAKING, A PLAN OF INSURANCE REFERS TO THE LEVEL OF CASH VALUE ACCUMULATION ASSUMED IN THE DESIGN OF THE POLICY AND, FOR WHOLE LIFE PLANS, THE PERIOD DURING WHICH YOU WILL HAVE TO PAY PREMIUMS.

Whole life insurance plans provide life insurance in an amount at least equal to the initial face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured. WHOLE LIFE INSURANCE PLANS ASSUME AN EVENTUAL TABULAR CASH VALUE ACCUMULATION, AT OR BEFORE THE INSURED'S AGE 100, EQUAL TO THE NET SINGLE PREMIUM REQUIRED FOR THAT FACE AMOUNT OF INSURANCE. The tabular cash value is described on page 15 and is shown in your Policy. The net single premium for a whole life insurance plan is the amount of money that is necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured without the payment of additional premium. This determination assumes that the current face amount of the Policy will be constant and that the Policy will perform at its assumed rate of return.

Protection insurance plans provide life insurance in an amount at least equal to the initial face amount for a specified period. After the initial protection period, there is insurance coverage in a reduced amount on the life of the insured. PROTECTION PLANS OF INSURANCE ASSUME THE EXHAUSTION OF THE TABULAR CASH VALUE AT THE END OF THE INITIAL PROTECTION PERIOD, EXCEPT FOR THE CASH VALUE ASSOCIATED WITH THE REDUCED AMOUNT OF INSURANCE COVERAGE AT THE END OF THE INITIAL PROTECTION PERIOD.

The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios, and, for whole life plans of insurance, the shorter the period of time during which you will have to pay premiums. Under the Policy, the highest premium amount permitted at the time of issue, or the maximum plan of insurance, for a specific face amount is one which will provide a fully paid-up Policy after the payment of ten annual premium payments. A Policy becomes paid-up when its policy value is such that no further premiums are required to provide the face amount of insurance until the death of the insured, provided there is no policy indebtedness.

Whole life plans may become paid-up upon the payment of a designated number of annual premiums or at a designated age of the insured. If you select a premium level for a specific face amount which would cause the Policy to become paid-up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid-up. The Policy will be issued with a scheduled increase in face amount to reflect the fact that the scheduled premiums were in excess of the premiums required to have a paid-up Policy for the initial face amount of coverage.

If you select a premium amount which is less than the premium required for a whole life plan of insurance or, in other words, IF YOU SELECT A PROTECTION PLAN OF INSURANCE, PREMIUMS WILL BE PAYABLE FOR THE LIFE OF THE INSURED OR TO AGE 100, BUT THE GUARANTEED FACE AMOUNT OF INSURANCE PROVIDED BY THE POLICY WILL NOT BE LEVEL DURING THE LIFE OF THE INSURED. The initial face amount will be in effect until the Policy's tabular cash value, i.e., the cash value which is assumed in designing the Policy and which would be guaranteed in a conventional fixed-benefit policy, is exhausted. At that time a lower amount of insurance will become effective. This is called the scheduled reduction in face amount. The reduced face amount is calculated on the basis of the continued payment of the scheduled premiums and a whole life plan of insurance. The result is that the Policy, on issue, will have an initial guaranteed death benefit extending to a stated date; after that date, a lower death benefit is guaranteed for the life of the insured.

At the time of the scheduled reduction in face amount, we will adjust your Policy as described in the policy adjustment section of this prospectus. If the policy value (the actual cash value plus the amount of any loan) is greater than the tabular cash value, the adjustment will result in either a smaller reduction in the face amount or a scheduled reduction in face amount occurring at a later date.

For example, if a standard risk VAL '95 Policy were issued with a face amount of $100,000 and an annual premium of $926, the plan of insurance for a male non-smoker insured age 45 at issue would be full coverage until age 65, at which time the face amount would be reduced to $14,701 guaranteed for the whole of life. If we assume a hypothetical net annual investment return of 6 percent, the Cash Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 65 would be $14,613. Based on this policy value, a whole life plan, and the continued payment of the $926 premium, the face amount would be reduced to $39,983 guaranteed thereafter for the whole of life.

The table below shows the policy values and death benefits for the Policy described in the above example, if the scheduled reduction is allowed to occur, which is twenty years after issue.

                              SCHEDULED REDUCTION

                                                                  GUARANTEED
                                              NON-GUARANTEED        MINIMUM
POLICY   ATTAINED   ANNUAL    POLICY VALUE     DEATH BENEFIT     DEATH BENEFIT
 YEAR      AGE      PREMIUM   END OF YEAR    BEGINNING OF YEAR     AT ISSUE
------   --------   -------   ------------   -----------------   -------------
   5        50       $926        $2,038          $100,000          $100,000
  10        55        926         5,662           100,000           100,000
  15        60        926        10,059           100,000           100,000
  20        65        926        14,613           100,000           100,000
  21        66        926        16,116            39,983            14,701
  22        67        926        17,709            39,983            14,701
  23        68        926        19,402            39,983            14,701
  24        69        926        21,203            39,983            14,701
  25        70        926        23,124            39,983            14,701

Alternately, for the VAL '95 Policy above we will make a policy adjustment effective the same date as the scheduled reduction to maintain the $100,000 face amount and the $926 premium. The new guaranteed plan of insurance would be full coverage until age 73, at which time the face amount would be reduced to not less than $11,871, again with the face amount guaranteed for the whole of life.

The following table shows the policy values and death benefits when a policy adjustment to maintain the initial face amount is automatically done after twenty years.

                               POLICY ADJUSTMENT

                                                                  GUARANTEED
                                              NON-GUARANTEED        MINIMUM
POLICY   ATTAINED   ANNUAL    POLICY VALUE     DEATH BENEFIT     DEATH BENEFIT
 YEAR      AGE      PREMIUM   END OF YEAR    BEGINNING OF YEAR    ADJUSTMENT
------   --------   -------   ------------   -----------------   -------------
   5        50       $926        $2,038          $100,000          $100,000
  10        55        926         5,662           100,000           100,000
  15        60        926        10,059           100,000           100,000
  20        65        926        14,613           100,000           100,000
  21        66        926        15,501           100,000           100,000
  22        67        926        16,372           100,000           100,000
  23        68        926        17,222           100,000           100,000
  24        69        926        18,041           100,000           100,000
  25        70        926        18,819           100,000           100,000

The lowest annual base premium allowed for any plan of insurance is $300. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a level death benefit for a period which shall be the longer of ten years from the policy issue date or five years from the date of a policy adjustment. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described in the table below:

                MINIMUM PLAN
  ISSUE AGE      (IN YEARS)
  ---------     ------------
     56              9
     57              8
     58              7
     59              6
60 or greater        5

This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $50,000.

POLICY ADJUSTMENTS

Adjustable life insurance policies allow you to change the premium, face amount or the plan of insurance of the Policy after it is issued. SUBJECT TO THE LIMITATIONS DESCRIBED MORE FULLY BELOW, YOU CAN AT ANY TIME CHANGE THE FACE AMOUNT OF YOUR POLICY OR YOUR SCHEDULED PREMIUM. A change in scheduled premium or face amount will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period may be lengthened or shortened for whole life plans or the plan may be converted from a whole life plan to a protection type plan which provides for a scheduled reduction in face amount at a future date. For Policies having a protection type plan, a change in face amount or premium may convert the Policy to a whole life plan by eliminating the scheduled decrease in face amount or it may change the time at which the decrease is scheduled to occur.

CHANGES IN PREMIUM, FACE AMOUNT OR THE PLAN OF INSURANCE ARE REFERRED TO AS POLICY ADJUSTMENTS. THEY MAY BE MADE SINGLY OR IN COMBINATION WITH ONE ANOTHER.

There are also five other types of policy adjustments:

     (1) a partial surrender of a Policy's cash value;

     (2) an adjustment so that there are no further scheduled base premiums;

     (3) an automatic adjustment at the point when the face amount is scheduled to decrease;

     (4) an automatic adjustment made under VAL '95 at the policy anniversary nearest the insured's age 70; and

     (5) an automatic adjustment when a nonrepeating premium is received at policy issue in connection with a Section 1035 exchange.

When a Policy is adjusted, we compute a new plan of insurance, face amount or premium amount, if any. Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

IN COMPUTING EITHER A NEW FACE AMOUNT OR NEW PLAN OF INSURANCE AS A RESULT OF AN ADJUSTMENT, WE WILL MAKE THE CALCULATION ON THE BASIS OF THE HIGHER OF THE POLICY'S "POLICY VALUE" OR ITS "TABULAR CASH VALUE" AT THE TIME OF THE CHANGE. The "policy value" is the actual cash value of the Policy plus the amount of any policy loan, while the "tabular cash value" is what the actual cash value of the Policy would have been if all scheduled premiums were paid annually on the premium due date, there were no policy adjustments or policy loans, any percentage increase in the actual cash value matched the Policy's assumed rate of return, the net investment experience of the sub-accounts selected by the owner or the interest credited to the guaranteed principal account matched the policy's assumed rate of return, the maximum cost of insurance charges were deducted once at the end of the policy year and other charges provided for in the Policy were deducted. See, for a further description of these values, the section "Policy Values" in this prospectus on page 24. If the policy value is higher than the tabular cash value, a policy adjustment will translate the excess value into enhanced insurance coverage, as either a higher face amount or an improved plan of insurance. IF THE POLICY VALUE IS LESS THAN THE TABULAR CASH VALUE, USE OF THE TABULAR CASH VALUE ENSURES THAT THE POLICY'S GUARANTEE OF A MINIMUM DEATH BENEFIT IS NOT IMPAIRED BY THE ADJUSTMENT.

Any adjustment will result in a redetermination of a Policy's tabular cash value. After adjustment, the tabular cash value shall be equal to the greater of the policy value or the tabular cash value prior to that adjustment, plus any nonrepeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

On adjustment, you may request a new Policy face amount. In the absence of instructions to the contrary, we will calculate the face amount after adjustment depending on the Policy's death benefit option, the type of adjustment, and whether the Policy is a VAL '95 or a VAL '87. With both VAL '87 and VAL '95, if the Policy has the Cash Option death benefit the new face amount will be equal to the face amount of the Policy less the amount of any partial surrender made as part of the adjustment. With a VAL '87 Policy with the Protection Option death benefit and with the Amended VAL '95 Protection Option after age 70, the face amount after adjustment shall be equal to the death benefit provided by the Policy immediately prior to the adjustment less the amount of any partial surrender made as part of the adjustment. With a VAL '95 Policy with the Protection Option death benefit before age 70, the face amount after adjustment will be equal to the face amount of the Policy immediately prior to the adjustment.

To illustrate the operation of an adjustment, consider a standard risk VAL '95 Policy issued with a face amount of $100,000 and an annual premium of $926 to a male non-smoker insured age 45. If we assume a hypothetical net annual investment return of 6 percent, the Protection Option death benefit, current mortality charges, no loans, and no policy adjustments, the policy value of the Policy at age 50 would be $2,023 and the Policy's tabular cash value would be $1,680. Assume the owner requests a policy adjustment to increase the scheduled premium to $1,500, but does not specify the face amount. As described above, we compare the policy value less the charge on adjustment to the tabular cash value to determine the policy value to be used in the plan of insurance calculation. In this example, the policy value (less the charge on adjustment) is greater than the tabular cash value, so the policy value is used. The tabular cash value is then set equal to the policy value. The policy adjustment would therefore result in a face amount of $100,000, a scheduled premium of $1,500, and a plan of insurance of full coverage until age 74, at which time the face amount would be scheduled to reduce to $14,712.

The table below shows the tabular cash values, policy values and death benefits for the first ten years of the example described.

                                  END OF YEAR
POLICY                  ANNUAL      TABULAR     END OF YEAR    BEGINNING OF YEAR
 YEAR    ATTAINED AGE   PREMIUM   CASH VALUE    POLICY VALUE     DEATH BENEFIT
------   ------------   -------   -----------   ------------   -----------------
   1          46        $  926      $    0         $   11          $100,000
   2          47           926         437            468           100,011
   3          48           926         865            929           100,929
   4          49           926       1,280          1,448           101,448
   5          50           926       1,680          2,023           102,023
   6          51         1,500       2,789          2,849           102,023
   7          52         1,500       3,712          3,930           102,849
   8          53         1,500       4,627          5,117           103,930
   9          54         1,500       5,531          6,402           105,117
  10          55         1,500       6,415          7,778           106,402

Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. Adjustments will not apply to any additional benefit agreements which are attached to your Policy. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.

All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, scheduled premium, plan of insurance, attained age and tabular cash value.

RESTRICTIONS ON ADJUSTMENTS An adjustment must satisfy certain limitations on premiums, face amount and plan. Other limitations on adjustments and combinations of adjustments may also apply. THE CURRENT LIMITS ON ADJUSTMENTS ARE THOSE DESCRIBED HERE. WE RESERVE THE RIGHT TO CHANGE THESE LIMITATIONS FROM TIME TO TIME.

 (1) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Cost of Living or Policy Enhancement Agreements.

 (2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300.

 (3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of a Cost of Living or Policy Enhancement Agreement change, a partial surrender under the Policy or face amount changes which are required to satisfy limitations pertaining to plans of insurance.

 (4) After age 85, increases in face amount requiring evidence of insurability may not be allowed.

 (5) An adjustment may not result in more than a paid-up whole life plan for the then current face amount.

 (6) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than ten years or to age 100, if less.

 (7) After an adjustment involving a face amount increase requiring evidence of insurability or a premium increase, the Policy must provide a level face amount to the next policy anniversary after the later of: (a) five years from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described on page 15.

 (8) After certain adjustments (an automatic adjustment under VAL '95 at the insured's age 70, an automatic adjustment at the point when the face amount is scheduled to decrease, or an adjustment to stop premium), the Policy must have sufficient actual cash value to keep the Policy in force until the next policy anniversary.

 (9) After an adjustment other than those described in paragraphs (7) and (8) above, the Policy must provide a level face amount to the next policy anniversary after the later of: (a) two years from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years, as described on page 15.

(10) If you are disabled and receiving, or are entitled to receive, waiver of premium benefits under a Waiver of Premium Agreement attached to this Policy, no adjustments will be permitted, except as provided in the Waiver of Premium Agreement.

EXAMPLE As an example of the operation of the plan limitation on policy adjustment, assume a minimum plan VAL '95 Policy issued to a standard non-smoker risk male at age 40 with a level face amount of $100,000 for a period of ten years (until age 50) on a protection type plan for an annual premium of $428. Assume also that the Policy has a policy value equal at all times to its tabular cash value. If at the end of five years (at age 45) the policy owner wished to decrease the premium so as to reduce the period before a scheduled reduction in face amount took place from age 50 to age 49, the adjustment would not be allowed because a face amount decrease at age 49 would be only nine years from the date of issue (see limitation 9). On the other hand, if the owner wished to postpone a scheduled reduction in face amount until age 65 by increasing the premium of the Policy to $835 for the same initial face amount, the adjustment would be permitted because the face amount decrease would occur 25 years from the original issue date and 20 years from the date of adjustment, both periods of time which are within the policy adjustment limitations on plans of insurance.

The plan limitations apply for each type of adjustment. Consider a situation similar to the one above except that the Policy has an initial face amount of $200,000. In that case the annual premium for a minimum plan of ten years (before the scheduled reduction in face amount) would be $800. If the policy owner wished to make a partial surrender of $500 at the end of five years, the surrender would not be permitted without either an increase in premium or a further reduction in face amount, since the annual premium of $800 would support the adjusted face amount of $199,500 for only two more years from the point of adjustment. This resulting plan would be less than the minimum plan of ten years from issue. If the owner elected to increase the premium in order to maintain the new face amount of $199,500, the new premium would have to be sufficient to continue the new face amount for an additional five years which is ten years from the date of issue.

Similarly, if the owner requested a reduction in face amount below $199,500 in order to satisfy the limitations pertaining to plans of insurance, the new face amount would have to continue for an additional five years, which is ten years from the date of issue. As indicated, a face amount change made for the purpose of bringing an adjustment into compliance with the plan limitation will not be subject to the usual minimum face amount change requirement of $5,000. A partial surrender may often require a reduction in face amount by more than the amount of the surrender in order to satisfy plan limitations.

PROOF OF INSURABILITY We require proof of insurability for all adjustments resulting in an increase in face amount, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk premiums, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. With VAL '87, the payment of a nonrepeating premium will require evidence of insurability when the Protection Option death benefit option is in effect or if the Policy is paid-up at the time of payment. With VAL '95, we may require evidence of insurability when a nonrepeating premium is paid if the death benefit of your Policy increases as a result of the payment of a nonrepeating premium.

CHARGES IN CONNECTION WITH POLICY ADJUSTMENTS In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the underwriting and selling expenses anticipated for any change resulting in an increase in premium, we will assess a new first year sales load on any increase in premium on adjustment. We will also assess an underwriting charge on any increase in face amount requiring evidence of insurability. See, for a further description of these charges, the section "Policy Charges" in this prospectus on page 30. Limiting the first year sales load and underwriting charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase.

The chart below illustrates the effects of certain policy adjustments:

ADJUSTMENT                                                           EFFECT
----------                                                           ------
Decrease the current face amount and keep the    a scheduled decrease in the current face
premiums the same                                amount, if any, will take place at a later
OR                                               policy anniversary
Keep the current face amount and increase the    OR
premiums                                         a scheduled decrease in the face amount will
                                                 be eliminated
                                                 OR
                                                 the premium paying period will be shortened
Increase the current face amount and keep the    a scheduled decrease in the current face
premiums the same                                amount, if any, will take place at an earlier
OR                                               policy anniversary
Keep the current face amount and decrease the    OR
premiums                                         a scheduled decrease in the face amount will
OR                                               occur
Make a partial surrender and keep the premiums   OR
and face amount the same                         the premium paying period will be lengthened
Stop base premium and keep the face amount the   a scheduled decrease in the current face
same                                             amount, if any, will take place at an earlier
                                                 policy anniversary and no insurance will be
                                                 provided after the decrease
                                                 OR
                                                 a scheduled decrease in the face amount will
                                                 occur. However, you must continue to pay the
                                                 charge for a sub-standard risk, or your Policy
                                                 will lapse

APPLICATIONS AND POLICY ISSUE

Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $50,000 and we require an annual base premium on each Policy of at least $300. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured's age at original issue is over age 55, the minimum plan of protection will be less than ten years from the Policy date, as described on page 15. The Policy must be issued on an insured no more than age 85. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. The policy date will be used to determine subsequent policy anniversaries and premium due dates.

If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 25 days after the issue date. We have determined 25 days to be the normal time during which delivery of the Policy is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

When the Policy is issued, the face amount, premium, tabular cash values and a listing of any supplemental agreements are stated on the policy information pages of the policy form, page 1.

POLICY PREMIUMS

The Policies have a level scheduled premium throughout the life of the insured or until the Policy becomes paid-up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed under the heading "Restrictions on Adjustments" in this prospectus on page 16, you may choose to adjust the Policy at any time and alter the amount of future premiums.

The premium required for a Policy will depend on the Policy's initial face amount, the plan of insurance, the insured's age at issue, sex, risk classification, tobacco use and the additional benefits associated with the Policy.

The first premium is due as of the policy date and must be paid on or before the date your Policy is delivered. Between the date we receive an initial premium for the Policy, either a full first premium or a partial premium, and the date insurance coverage commences under the Policy, the life of the insured may be covered under the terms of a temporary insurance agreement. All scheduled premiums after the first premium are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves.

Scheduled premiums on the Policy are payable during the insured's lifetime on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled premiums monthly if you make arrangements for payments through an automatic payment plan established through your bank or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.

With VAL '87, charges for additional benefits are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums, to calculate net premiums. With VAL '95, charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and nonrepeating premiums to calculate net premiums.

Net premiums are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. (See the description of modified endowment contracts under the heading "Federal Tax Status" on page 36.) To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

You make your selection on your application for the Policy. You may change your allocation instructions for future premiums by giving us a signed written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. You may also contact us through our Internet Online Service Center. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be in multiples of 5 percent of the net premium; after September 8, 2003 we will permit allocations in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after Policy issue or an adjustment. In no event will any delay extend beyond the free look period applied to the Policy in the state in which it is issued. If we exercise this right, net premiums will be allocated to the Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.

We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction, and this restriction is not applicable when you are allocating all of your premiums to the guaranteed principal account as a conversion privilege.

NONREPEATING PREMIUMS The Policy also allows a policy owner to pay a premium called a nonrepeating premium. This payment of premium is in addition to the scheduled premium payments called for by the terms of the Policy. While the payment of a nonrepeating premium generally does not cause an adjustment to the Policy, any such payment will be reflected in the tabular cash value of the Policy at issue or upon any later adjustment. The payment of a nonrepeating premium will increase the policy values you have available for investment in the Fund. With VAL '95, we may impose additional restrictions or refuse to permit nonrepeating premiums at our discretion.

THE MAXIMUM NONREPEATING PREMIUM WE WILL ACCEPT IS THE AMOUNT SUFFICIENT TO CHANGE YOUR POLICY TO A PAID-UP WHOLE LIFE POLICY FOR THE THEN CURRENT FACE AMOUNT. THE MINIMUM NONREPEATING PREMIUM IS $500.

We will bill annually, semi-annually or quarterly for nonrepeating premiums if a Policy has a total annual premium of at least $2,400 and if the total amount billed for nonrepeating premiums is at least $600. You may also arrange for monthly payments through an automatic payment plan established through your bank; in this situation, your base annual premium must be at least $2,400 and each nonrepeating premium must be at least $50.

The payment of a nonrepeating premium may have federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 36.

PAID-UP POLICIES A POLICY IS PAID-UP WHEN NO ADDITIONAL PREMIUMS ARE REQUIRED TO PROVIDE THE FACE AMOUNT OF INSURANCE FOR THE LIFE OF THE INSURED. We may or may not accept additional premiums. When a Policy becomes paid-up, the policy value will then equal or exceed the net single premium needed to purchase an amount of insurance equal to the face amount of the Policy at the insured's then attained age. However, its actual cash value will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid-up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See the discussion in this prospectus under the heading "Policy Loans," below.

We will make a determination on each policy anniversary as to whether a Policy is paid-up. When a Policy becomes paid-up, we will send you a notice.

LAPSE YOUR POLICY MAY LAPSE IN ONE OF TWO WAYS: (1) IF A SCHEDULED PREMIUM IS NOT PAID; OR (2) IF THERE IS NO ACTUAL CASH VALUE WHEN THERE IS A POLICY LOAN.

As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 31-day grace period provided by the Policy. You may pay that premium during the 31-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 31-day grace period. The insured's life will continue to be insured during this 31-day period.

With VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable notwithstanding the adjustment to a stop premium mode. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period provided will cause the Policy to lapse.

If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid-up and all scheduled premiums had been paid.

If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If the payment is not received within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. For more information on lapse, see "Avoiding Lapse" below.

If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. Unless you request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, we will apply it to purchase extended term insurance on the insured's life.

We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a net single premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.

You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. For more information on this option, please see the heading "Policy Loans" in this prospectus on page 27.

REINSTATEMENT AT ANY TIME WITHIN THREE YEARS FROM THE DATE OF LAPSE YOU MAY ASK US TO RESTORE YOUR POLICY TO A PREMIUM PAYING STATUS unless the Policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:

     (1) your written request to reinstate the Policy;

     (2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

     (3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per annum compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 8 percent per annum compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.

AVOIDING LAPSE If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium by arranging for an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under the caption "Policy Loans" on page 27 of this prospectus. An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional sales and underwriting charges. Automatic premium loans for the long term are generally not advantageous.

You may also avoid a lapse by adjusting your Policy to a zero base premium. We call this the stop premium mode. We will use the greater of your policy value or tabular cash value to determine a new plan of insurance based on the greater of the then current face amount or death benefit of the Policy and the assumption that no further premiums will be paid. The new plan may be a term or protection plan, but unlike other term plans there will be no reduced face amount of coverage at the end of the protection period, because no further premiums will be payable. If at that time the Policy has a surrender value, we will use it to purchase extended term coverage or we will pay it to you in a single sum thereby terminating the Policy.

The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is available only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a longer guaranteed period of coverage than the same amount applied as a stop premium. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary with the actual cash value. Because the actual cash value continues to exist, we will continue to assess policy charges against the actual cash value while the Policy is on stop premium. Moreover with VAL '95, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.

There are also other differences which should be considered. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.

If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode should depend on, first, whether the surrender value of your Policy at that time exceeds its tabular cash value and, second, whether you expect your Policy's policy value to exceed its tabular cash value in the future. If at the time of possible lapse your Policy's surrender value is less than its tabular cash value, you should consider adjusting to a stop premium mode because the period of insurance coverage will be based on the higher tabular cash value while the period of extended term coverage upon lapse would be computed on the basis of the lower surrender value. If the two values are the same, the period of guaranteed coverage under the extended term option will be longer than under the stop premium mode. Thus, you should be sure that the benefit of using the higher tabular cash value is not offset by the shorter period of guaranteed insurance coverage usually resulting from the stop premium mode.

On the other hand, if the surrender value of your Policy exceeds its tabular cash value, you should evaluate the benefit of a guaranteed longer period of insurance coverage under the extended term option against the possibility of longer coverage under the stop premium mode. With the stop premium mode there may be an available policy value at the end of the plan which could be used to continue the face amount of the Policy to a later time than provided under the extended term option. In considering this possibility, you should keep in mind that a Policy with the Cash Option death benefit is more likely to have a higher policy value than a comparable Policy with the Protection Option death benefit.

POLICY VALUES

The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account.

The actual cash value equals the Policy's interest in the guaranteed principal account and the sub-accounts of the Variable Life Account is known as its actual cash value. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The SEPARATE ACCOUNT ACTUAL CASH VALUE will include all sub-accounts of the Variable Life Account.

Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are made when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts. EVEN IF YOU CONTINUE TO PAY SCHEDULED PREMIUMS WHEN DUE, THE SEPARATE ACCOUNT ACTUAL CASH VALUE OF A POLICY COULD DECLINE TO ZERO BECAUSE OF UNFAVORABLE INVESTMENT EXPERIENCE AND THE ASSESSMENT OF CHARGES. Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing.

THE GUARANTEED PRINCIPAL ACCOUNT ACTUAL CASH VALUE is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. We will credit on the guaranteed principal account actual cash value of your Policy. Interest is credited daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. YOUR GUARANTEED PRINCIPAL ACCOUNT ACTUAL CASH VALUE IS GUARANTEED BY US. It cannot be reduced by any investment experience of the general account.

We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. WE DETERMINE THE SEPARATE ACCOUNT ACTUAL CASH VALUE BY MULTIPLYING THE CURRENT NUMBER OF SUB-ACCOUNT UNITS CREDITED TO A POLICY BY THE CURRENT SUB-ACCOUNT UNIT VALUE. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive your premium at our home office.

Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number will be increased by the allocation of subsequent net premiums, nonrepeating premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of units of will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero on a policy surrender, the purchase of extended term insurance or termination.

The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of .50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

     (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus

     (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

     (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.

We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time), but this time may be changed) on each day, Monday through Friday, except:

     (1) days on which changes in the value of the Funds' portfolio securities will not materially affect the current net asset value of the Funds' shares,

     (2) days during which no Funds' shares are tendered for redemption and no order to purchase or sell the Funds' shares is received by the Funds, and

     (3) customary national business holidays on which the New York Stock Exchange is closed for trading.

Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against your actual cash value, namely the administration charge of $60 per year and the cost of insurance charge (and, for VAL '87 any charge for sub-standard risks). Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, (charges for sub-standard risks for VAL '87) and the existence of policy loans.

TRANSFERS The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar or unit value amounts to be made periodically among the sub-accounts and the guaranteed principal account, subject to a maximum of 20 accounts. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your actual cash value you wish to have in each of your sub-accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.

WE RESERVE THE RIGHT TO LIMIT THE AMOUNT TO BE TRANSFERRED TO OR FROM A SUB-ACCOUNT OR THE GUARANTEED PRINCIPAL ACCOUNT TO AT LEAST $250. If the actual cash value is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is a charge only for non-systematic transfers in excess of 12 per year. None of these requirements will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is (651) 665-4194. You may also contact us through our Internet Online Service Center.

Transfers made pursuant to a telephone call or through the Internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty making a telephone or online request due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.

The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year. Neither of these restrictions will apply when you are transferring all of the policy value to the guaranteed principal account as a conversion privilege.

Transfers from the guaranteed principal account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently, we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.

The Funds may restrict the amounts or frequency of transfers to or from the sub-accounts of the separate account in order to protect fund shareholders. In the case of a transfer, the charge is assessed against the amount transferred.

DEATH BENEFIT OPTIONS

The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the CASH OPTION or the PROTECTION OPTION. If you fail to make an election, the Cash Option will be in effect. The scheduled premium for a Policy is the same no matter which death benefit option you choose. At no time will the death benefit be less than the larger of the then current face amount or the amount of insurance that could be purchased using the policy value as a net single premium.

CASH OPTION Under the Cash Option, the death benefit will be the current face amount at the time of the insured's death. The death benefit will not vary unless the policy value exceeds the net single premium for the then current face amount. At that time, the death benefit will be the greater of the face amount of the Policy or the amount of insurance which could be purchased at the date of the insured's death by using the policy value as a net single premium.

PROTECTION OPTION The death benefit provided by the Protection Option will vary depending on the investment experience of the allocation options you select, depending on whether there is interest credited as a result of a policy loan and the extent to which we assess lower insurance charges than those maximums derived from the 1980 Commissioners Standard Ordinary Mortality Tables.

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With VAL '87, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.

Before the policy anniversary nearest the insured's age 70, and with both VAL '95 and the Amended VAL '95 Protection Option, if you have chosen that Option, the amount of the death benefit is equal to the policy value, plus the larger of:

     (a) the then current face amount; and

     (b) the amount of insurance which could be purchased using the policy value as a net single premium.

At the policy anniversary nearest the insured's age 70, we will automatically adjust the face amount of your Policy to equal the death benefit immediately preceding the adjustment. The Protection Option of VAL '95 is only available until the policy anniversary nearest the insured's age 70; at that time we will convert the death benefit option to the Cash Option. With the Amended VAL '95 Protection Option, after the policy anniversary nearest the insured's age 70, the amount of the death benefit is equal to the current face amount or, if the policy value is greater than the tabular cash value at the date of the insured's death, the current face amount plus an additional amount of insurance which could be purchased by using that difference between values as a net single premium.

CHOOSING THE DEATH BENEFIT OPTION The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. In the event of a superior policy performance, the Cash Option will result in a Policy becoming paid-up more rapidly than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit provided under that option. But under the Cash Option, favorable policy experience does not increase the death benefit unless the policy value exceeds the net single premium for the then current face amount, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable policy experience.

You may change the death benefit option while the Policy is in force by filing a written request with us at our home office. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 36.

POLICY LOANS

You may borrow from us using only your Policy as the security for the loan. THE TOTAL AMOUNT OF YOUR LOAN MAY NOT EXCEED 90 PERCENT OF YOUR POLICY VALUE. A loan taken from, or secured by a Policy, may have federal income tax consequences. See the heading "Federal Tax Status" in this prospectus on page 36.

The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed

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under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 4:30 p.m., Central time, our regular business hours. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.

When you take a loan, we will reduce the actual cash value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. A policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan.

The actual cash value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. IF YOUR POLICY HAS INDEBTEDNESS AND NO ACTUAL CASH VALUE, THE POLICY WILL LAPSE AND THERE MAY BE ADVERSE TAX CONSEQUENCES; SEE THE FEDERAL TAX STATUS SECTION ON PAGE 36. In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

POLICY LOAN INTEREST The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

Policy loan interest is due:

     - on the date of the death of the insured

     - on a policy adjustment, surrender, lapse, a policy loan transaction

     - on each policy anniversary.

If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 2 percent per year. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions to us for the allocation of net premiums. In the absence of such instructions, we will allocate interest credits to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

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Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 2 percent per year. However, depending on the insured's age and the period of time that the Policy has been in force, we may credit the Policy with interest at a more favorable rate. Under our current procedures, if all the conditions are met we will credit your loan at a rate which is equal to the policy loan rate minus .75 percent per year. The conditions which must be met have to do with your age and the duration of the Policy. The insured's age must be greater than or equal to age 55 as of the last policy anniversary. The duration of the Policy, which is the number of years during which the Policy has been in force, must be greater than or equal to 10. The duration includes any period a previous policy was in effect if that previous policy was exchanged for this Policy.

Policy loans may also be used as automatic premium loans to keep your Policy in force if a premium is unpaid at the end of the grace period. If you asked for this service in your application, or if you write us and ask for this service after your Policy has been issued, we will make automatic premium loans. You can also write to us at any time and tell us you do not want this service. If you have this service and you have not paid the premium that is due before the end of the grace period, we will make a policy loan to pay the premium. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.

POLICY LOAN REPAYMENTS If your Policy is in force, you can repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

Loan repayments reduce your loan account by the amount of the loan repayment.

A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.

SURRENDER

You may request a surrender or partial surrender of your Policy at any time while the insured is living. The surrender value of the Policy is the actual cash value minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the

                                                                         Page 30
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valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.

We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. In addition, the amount of a partial surrender may not exceed the amount available as a policy loan. If a Policy is not paid-up, the death benefit of the Policy will be reduced by the amount of the partial surrender. If the Policy is paid-up, the death benefit will be reduced so as to retain the same ratio between the policy value and the death benefit of the Policy as existed prior to the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.

We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial withdrawal from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial withdrawal are also waived.

On a partial surrender, you may tell us which Variable Life Account sub-accounts from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

We will pay a surrender or partial surrender as soon as possible, but not later than seven days after our receipt of your written request for surrender. However, if any portion of the actual cash value to be surrendered is attributable to a premium or nonrepeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

FREE LOOK

It is important to us that you are satisfied with this Policy after it is issued. If you are not satisfied with it, you may return the Policy to us or your agent by the later of:

     (1) ten days after you receive it;

     (2) 45 days after you have signed the application; or

     (3) ten days after we mail to you a notice of your right of withdrawal.

If you return the Policy, you will receive within seven days of the date we receive your notice of cancellation a full refund of the premiums you have paid.

If the Policy is adjusted, as described under the heading "Policy Adjustments" in this prospectus on page 15, and if the adjustment results in an increased premium, you will again have a right to examine the Policy and you may return the Policy within the time periods stated above. If you return the Policy, the requested premium adjustment will be cancelled. You will receive a refund of

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

the additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.

CONVERSION

So long as your Policy is in force and all scheduled premiums have been duly paid, you may convert the Policy to an adjustable life policy, with a fixed death benefit and cash values, which we may then offer. This right is in addition to your right to make described policy adjustments. For VAL '95, this conversion privilege is only available during the first 24 months from the original policy date, but comparable fixed insurance coverage can be obtained after 24 months from the original policy date by transferring all of the policy value to the guaranteed principal account and thereafter allocating all premiums to that account.

The converted Policy shall have the same face amount as is currently provided by your Policy and premiums based upon the same issue age and risk classification of the insured as stated in your Policy. The premiums and actual cash values provided by the converted Policy may be different as a result of an equitable adjustment made to reflect any variances in the premiums and cash values under the Policy and the new Policy.

POLICY CHARGES

PREMIUM CHARGES Premium charges vary depending on whether the premium is a scheduled premium or a nonrepeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. With VAL '87, charges for sub-standard risks are assessed against the actual cash values. With VAL '95, charges for sub-standard risks are deducted from the premium, to calculate the base premium. Charges for sub-standard risks include both table ratings and cash extra charges. With both VAL '87 and VAL '95, charges for additional benefits are deducted from the premium to calculate the base premium.

From base premiums we deduct a sales load, an underwriting charge, a premium tax charge and a face amount guarantee charge. The base premium excludes any charge deducted from the premium to provide for any additional benefits provided by rider and, in the case of VAL '95, any charge deducted for sub-standard risks.

     (1) The SALES LOAD consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premiums, scheduled to be paid in the 12 month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance. In other words, for base premiums greater than this whole life premium, the amount of the base premium in excess of such whole life base premium will be subject only to the 7 percent basic sales load.

        Only adjustments that involve an increase in base premium will result in additional first year sales load being assessed on that increase in premium. If any adjustment occurs during a period when a first year sales load is being collected and the adjustment results in an increase in base premium, an additional first year sales load, not to exceed 23 percent of the increase in base premium, will be added to the uncollected portion of the first year sales load that was being collected prior to the adjustment. This total amount of first year sales load will then be collected during the 12 month period following the adjustment.

                                                                         Page 32
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        If any adjustment occurs during the 12 month period when a first year sales load is being collected and the adjustment does not result in an increase in base premium, the first year sales load percentage not to exceed 23 percent, that was in effect prior to the adjustment is multiplied by the base premium in effect after the adjustment; this number is then multiplied by a fraction equal to the number of months remaining in the previous 12 month period divided by 12. This amount of first year sales load will then be collected during the 12 month period following the adjustment.

        All of the sales load charges are designed to average not more than 9 percent of the base premiums (in the case of a VAL '87 Policy, the base premium less any charge for sub-standard risks) over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary. For examples of how we compute sales load charges, see Appendix A "Example of Sales Load Computations" in this prospectus on page 55.

        The sales load is designed to compensate us for distribution expenses incurred with respect to the Policies. The amount of the sales load in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, we will recover them from our other assets or surplus including profits from mortality and expense risk charges.

        It should be noted from the above that the sales load charges are designed to be spread over time and they assume a continuation of the Policy. Early adjustment of the Policy to lower premium levels or early surrender of policy values will have the effect of increasing the portion of premium payments used for sales load charges. In addition, because a first year sales load is applied to increases in premium, a pattern of increases and decreases in premiums should be avoided.

     (2) The UNDERWRITING CHARGE currently is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be made during the first policy year and during the twelve months following certain policy adjustments. The underwriting charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records. This charge is not guaranteed, so that on a policy adjustment the then current underwriting charge will apply to any increase in face amount which requires new evidence of insurability. In the event of a policy adjustment which results in a face amount increase and no premium, you must remit the underwriting charge attributable to the policy adjustment to us prior to the effective date of the adjustment. Otherwise we will assess the charge against your actual cash value as a transaction charge on adjustment.

     (3) The PREMIUM TAX CHARGE of 2.5 percent is deducted from each base premium. This charge is designed to cover the aggregate premium taxes we pay to state and local governments for this class of policies. Currently premium taxes imposed by the states vary from .75 percent to
         3.5 percent. We do not guarantee this charge, and it may be increased in the future, but only as necessary to cover our premium tax expenses.

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

     (4) The FACE AMOUNT GUARANTEE CHARGE of 1.5 percent is deducted from each base premium. This charge is designed to compensate us for our guarantee that the death benefit will always be at least equal to the current face amount in effect at the time of death regardless of the investment performance of the sub-accounts in which net premiums have been invested. The face amount of a Policy at issue or adjustment and the appropriate premium therefor reflect a "tabular cash value" (defined on page 15 above) based upon an assumed annual rate of return of 4 percent. If the policy value is less than the tabular cash value at the time of death, it will not be sufficient to support the face amount of the Policy under the actuarial assumptions made in designing the Policy. The face amount guarantee is a guarantee that the face amount will be available as a death benefit notwithstanding the failure of the Policy to perform in accordance with the assumptions made in its design. Thus, even if the policy value should be less than the amount needed to pay the deductions to be made from the actual cash value on the next monthly policy anniversary, see discussion below, the Policy's guaranteed death benefit will remain in effect and the Policy will remain in force. We guarantee not to increase this charge.

NONREPEATING PREMIUMS Nonrepeating premiums are currently subject to the 2.5 percent premium tax charge but not to a sales load charge. We do not assess a face amount guarantee charge or underwriting charge against nonrepeating premiums.

ACTUAL CASH VALUE CHARGES In addition to deductions from premiums and nonrepeating premiums, we assess from the actual cash value of a Policy an administration charge, certain transaction charges and the cost of insurance charge, (and in the case of a VAL '87 Policy, any charge for sub-standard risks). These charges are as follows:

     (1) The ADMINISTRATION CHARGE is designed to cover certain of our administrative expenses, including those attributable to the records maintained for your Policy. The administration charge is $60 for each policy year.

     (2) The TRANSACTION CHARGES are for expenses associated with processing transactions. There is a charge of $25 for each policy adjustment.

        If the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. We also reserve the right to make a charge, not to exceed $10, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently there is a $10 charge only for non-systematic transfers in excess of 12 per year.

     (3) The COST OF INSURANCE CHARGE compensates us for providing the death benefit under a Policy. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, sex, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy and the tobacco use of the insured. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables. The net amount at risk is the death benefit under your Policy less your policy value. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

We assess administration and cost of insurance charges (and for a VAL '87 Policy, sub-standard risk charges, if any,) against your actual cash value on the monthly policy anniversary. In addition, we assess such charges assessed on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.

                                                                         Page 34
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We assess transaction charges against your actual cash value at the time of a policy adjustment or when a transfer is made. In the case of a transfer, the charge is assessed against the amount transferred.

Ordinarily, we assess charges against your guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those values bear to each other and, as to the actual cash value in the separate account, from each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts. However, if you instruct us in writing, we will assess the administration charge and the cost of insurance charge (and for a VAL '87 Policy, the sub-standard risk charge) against a sub-account or sub-accounts that you specify.

SEPARATE ACCOUNT CHARGES We assess a mortality and expense risk charge directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of .50 percent of the average daily net assets of the Variable Life Account.

We reserve the right to charge or make provision for any taxes payable by us with respect to the Variable Life Account or the Policies by a charge or adjustment to such assets. No such charge or provision is made at the present time.

POLICIES ISSUED IN EXCHANGE We will waive or modify certain charges assessed against base premiums as described above in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described herein. Those policy owners may do so, subject to their application for this Policy and our approval of the exchange. Under certain circumstances, we will require evidence of insurability for an exchange. A $150 administrative charge is currently required for the exchange.

In those situations where a Policy is issued in exchange for a current policy issued by us, we will not assess any charges, except for the administrative charge, to the existing cash values at the time they are transferred to the Policy. Subsequent premium payments, absent adjustment and unless the exchanged policy was not in force for at least one year, will not be subject to a first year sales load or underwriting charge (unless evidence of insurability has been required for the exchange) at the established face amount and the level of premiums of the exchanged policy. All other charges will apply to the Policy and premiums paid under it thereafter.

OTHER POLICY PROVISIONS

BENEFICIARY When we receive proof satisfactory to us of the insured's death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request as provided below.

If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

PAYMENT OF PROCEEDS The amount payable as death proceeds upon the insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year (4 percent for a VAL '87 Policy) for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

     (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

     (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

SETTLEMENT OPTIONS The proceeds of a Policy will be payable if the Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. We will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.

We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent (4 percent for VAL '87).

The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $20.

Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.

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OPTION 1 -- INTEREST PAYMENTS

We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.

OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

We will make payments for a specified number of years. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for periods not shown and current rates are available from us at your request.

OPTION 3 -- LIFE INCOME

We will make payments monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied is as shown in the Policy. Monthly payments for ages not shown and current rates are available from us at your request.

OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

We will pay a specified amount until the proceeds and interest are fully paid.

If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.

The minimum amount of interest we will pay under any settlement option is 3 percent per year (4 percent for a VAL '87 Policy). Additional interest earnings, if any, on deposits under a settlement option will be payable as we determined.

ASSIGNMENT The Policy may be assigned. The assignment must be in writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

MISSTATEMENT OF AGE If the insured's age has been misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age.

INCONTESTABILITY After a Policy has been in force during the insured's lifetime for two years from the original policy date, we may not contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a face amount increase for which we required evidence of insurability, we may contest that increase for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the increase.

SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for such increase.

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DIVIDENDS  Each year, if your Policy is a participating policy, we will determine if this class of Policies and your Policy will share in our divisible surplus. We call your share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these Policies.

Dividends, if received, may be added to your actual cash value or, if you so elect, they may be paid in cash.

We will allocate any dividend applied to actual cash value to the guaranteed principal account or to the sub-accounts of the separate account in accordance with your instructions for new premiums. In the absence of instruction, we will allocate dividends to the guaranteed principal account actual cash value and separate account actual cash value in the same proportion that those actual cash values bear to each other and, as to the actual cash value in the separate account, to each sub-account in the proportion that the actual cash value in such sub-account bears to your actual cash value in all of the sub-accounts.

REPORTS At least once each year we will send you a report. This report will include the actual cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.

ADDITIONAL BENEFITS

ADDITIONAL BENEFITS You may be able to obtain additional policy benefits subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

WAIVER OF PREMIUM AGREEMENT The Waiver of Premium Agreement requires an additional premium and provides for the payment of policy premium in the event of the insured's disability.

POLICY ENHANCEMENT AGREEMENT AND COST OF LIVING AGREEMENT Both the Policy Enhancement Agreement and the Cost of Living Agreement provide for increases in the face amount, without evidence of insurability and help you maintain the purchasing power of the protection provided by the Policy. The Policy Enhancement Agreement requires an additional premium, but none is required for the Cost of Living Agreement. Your Policy may not contain both of these agreements.

The Policy Enhancement Agreement provides for an increase in the face amount on each policy anniversary. The face amount will be increased by a specified percent, between 3 percent and 10 percent, which you choose when you apply for this benefit.

Unless you choose the Policy Enhancement Agreement, we will issue most Policies with a Cost of Living Agreement. The Cost of Living Agreement provides for a face amount increase equal to the percentage increase in the consumer price index during the previous three years, provided that you have not made a face amount adjustment during that time.

FACE AMOUNT INCREASE AGREEMENT The Face Amount Increase Agreement requires an additional premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.

SURVIVORSHIP LIFE AGREEMENT The Survivorship Life Agreement requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you.

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FAMILY TERM RIDER  The Family Term Rider requires an additional premium and provides a fixed amount of protection insurance on children of an insured.

EXCHANGE OF INSUREDS AGREEMENT The Exchange of Insureds requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting.

ACCELERATED BENEFITS AGREEMENT The Accelerated Benefits Agreement is issued without additional premium on all Policies issued to individual insureds. It allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury.

The accelerated benefit will be treated as a loan, apart from the policy loan provisions described elsewhere. A receipt of amounts under the agreement may be taxable. You should seek assistance from your tax adviser.

OTHER MATTERS

FEDERAL TAX STATUS

The discussion of federal taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

We are taxed as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

Under Section 7702 of the Code, life insurance contracts such as the Policies will be treated as life insurance if certain tests are met. there is limited guidance on how these tests are to be applied. However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702.

In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and policy account values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over the separate account assets, we reserve the

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right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Life Account be "adequately diversified" in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

On the death of the insured, we believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under
Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.

You are not currently taxed on any part of the inside build-up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity. Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a policy loan is lapsed or surrendered.

A surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any policy loan exceeds the total investment in the Policy, the excess will generally be treated as ordinary income, subject to tax.

It should be noted, however, that under the Code the tax treatment described above is not available for policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly

                                                                         Page 40
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basis. However, any amounts you received, such as dividends, cash withdrawals, loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the Policy).

This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age
59 1/2, or is attributable to you becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the 7-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the Policy. To date, no regulations under this provision have been issued. The addition of the guaranteed principal account to an outstanding Policy may have federal income tax implications, e.g., whether the addition of such account causes a "material change."

In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective policy owner should contact a tax adviser before purchasing a policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any nonrepeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

Under the Code, all modified endowment contracts, issued by us (or an affiliated company) to the same policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through

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serial contracts or otherwise. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each policy owner or beneficiary. A tax adviser should be consulted for further information.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

It should be understood that the foregoing description of the federal income tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy should consult a tax adviser.

At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

VOTING RIGHTS

We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. Each policy owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

                                                                         Page 42
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We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

     - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

     - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

DISTRIBUTION OF POLICIES

The Policies will be sold by our state licensed life insurance agents who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a Policy is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the maximum amount of commissions payable under the Variable Adjustable Life Insurance Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount and a Policy face amount of $100,000. On premiums received in excess of that amount we will pay commissions at a rate of 4 percent.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel

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accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

LEGAL PROCEEDINGS

As an insurance company, we are ordinarily involved in litigation. We are of the opinion that such litigation is not material with respect to the Policies or the Variable Life Account.

REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Life Account, Minnesota Life, and the Policies. Statements contained in this prospectus as to the contents of Policies and other legal instruments are summaries, and reference is made to such instruments as filed.

                                                                         Page 44
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SPECIAL TERMS

As used in this prospectus, the following terms have the indicated meanings:

Actual Cash Value: the value of your Variable Life Account and guaranteed principal account interest under a Policy. It is composed of a Policy's interest in the guaranteed principal account and in one or more sub-accounts of the Variable Life Account. The interest in each is valued separately. For each Variable Life Account sub-account, the value is determined by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. Actual cash value does not include the loan account.

Base Premium: the premium less any amount deducted from the premium for additional benefits and, for VAL '95, for sub-standard risks.

Code:  the Internal Revenue Code of 1986, as amended.

Funds: the mutual funds or separate investment portfolios within series mutual funds which we have designated as an eligible investment for the Variable Life Account.

General Account: all of our assets other than those in the Variable Life Account or in other separate accounts established by us.

Guaranteed Principal Account: the portion of the general account of Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.

Loan Account: the portion of the general account attributable to policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.

Net Single Premium: the amount of money necessary, at the insured's attained age, to pay for all future guaranteed cost of insurance charges for the entire lifetime of the insured, or for the coverage period in the case of extended term insurance, without the payment of additional premium. This determination shall assume that the current face amount of the Policy will remain constant and that the Policy will perform at its assumed rate of return.

Nonrepeating Premium: a payment made to this Policy in addition to its scheduled payments.

Paid-Up: the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.

Policy Owner:  the owner of a Policy.

Policy Value:  the actual cash value of a Policy plus any policy loan.

Policy Year: a period of one year beginning with the policy date or a policy anniversary.

Premium:  a scheduled payment required for this Policy.

Unit: a measure of the interest of a Policy in the sub-accounts of the Variable Life Account.

Valuation Date:  each date on which a Fund Portfolio is valued.

Valuation Period: the period between successive valuation dates measured from the time of one determination to the next.

Variable Life Account: a separate investment account called the Minnesota Life Variable Life Account, where the investment experience of its assets is kept separate from our other assets.

We, Our, Us:  Minnesota Life Insurance Company.

You, Your:  the policy owner.

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APPENDIX A

EXAMPLE OF SALES LOAD COMPUTATION

As an example of the method we use to compute sales load, assume a protection type plan where the annual base premium is $1,000 and where the premium paying period, prior to any reduction in face amount, is 20 years. The insured is a male, age 35 with a life expectancy of 38 years. As premiums are paid in each year, we will assess a basic sales load of 7 percent or $70 in each year. Also, as premiums are paid in the first year, we will assess a first year sales load of 23 percent or $230. Therefore, in the first year the sales load charges will total $300 or 30 percent ($300 / $1,000), and over the 15 year period from policy issue sales load charges will total $1,280 or 8.54 percent ($1,280 / $15,000).

Compliance with the 9 percent limitation will be achieved by reducing the first year sales load, if necessary. For example, consider a Policy with a protection type plan where the annual base premium is $1,000 and where the premium paying period prior to any reduction in face amount is 20 years. Further assume that the insured is a male, age 72 at issue, with a life expectancy of 9 years. In this case, the first year sales load must be reduced so that the total sales load will not exceed 9 percent over the life expectancy of the insured. As premiums are paid in each year we will assess the basic sales load of 7 percent, or $70, but the first year sales load applicable to premiums paid in the first year will be reduced from 23 percent to 18 percent, or $180. Therefore, in the first year the sales load charges will total $250 or 25 percent ($250 / $1,000), and over the period of the insured's life expectancy sales load charges will total $810 or 9 percent ($810 / $9,000).

As an example of the method we use to assess sales load when an adjustment occurs during a period in which a first year sales load is being collected, consider a Policy where an adjustment is made after one-half of the first annual premium is paid. Assume that the premium is $1,000 annually as in the example above and further assume that the premiums are being paid on a monthly basis, $83.33 per month. As premiums are paid in each year we will assess a basic sales load of 7 percent of premiums received or $70 in that year. A first year sales load, taken in addition to the basic sales load, would also be assessed in a total amount of $230. Now assume an adjustment is made, after the payment of six monthly premiums, and that the premium is increased from $1,000 to $1,200. Both before and after the adjustment we will continue to assess a basic sales load of 7 percent of the premiums received. However, since only one-half of the first year sales load of $230 has been collected, a first year sales load of $115 remains to be collected. The $200 increase in premium will also be assessed a first year sales load of 23 percent, or $46. Both are added together and will be collected in the 12 months following the adjustment. Therefore, after the adjustment of the premium to a $1,200 amount, and assuming that premiums continue to be paid on a monthly basis, each monthly premium of $100 will be subjected to a total sales load amount of $20.42, consisting of $7 of basic sales load, and $13.42 of first year sales load.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

The table of contents for the Statement of Additional Information is as follows:
       General Information and History
       Additional Information About Operation of Contracts and Registrant Underwriters
       Additional Information About Charges
       Financial Statements
       Performance Data
       Illustrations
Investment Company Act Number 811-4585

PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item Number           Caption in Prospectus

    15.               Cover Page and Table of Contents

    16.               General Information and History

    17.               Services

    18.               Premiums

    19. Additional Information About Operation of Contracts and Minnesota Life Variable Life Account

    20.               Underwriters

    21.               Additional Information About Charges

    22.               Lapse and Reinstatement

    23.               Loans

    24.               Financial Statements

    25.               Performance Data

    26.               Illustrations

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                               Dennis E. Prohofsky
             Executive Vice President, General Counsel and Secretary
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                         1025 Thomas Jefferson St., N.W.
                                 Suite 410 East
                             Washington, D.C. 20007

                       Statement of Additional Information

          The date of this document and the prospectus is: May 1, 2003

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Financial Statements
Performance Data
Illustrations

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

VARIABLE LIFE ACCOUNT

A separate account, called the Minnesota Life Variable Life Account, was established on October 21, 1985, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our general account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has forty-seven sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.

Commissions to registered representatives on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of nonrepeating premiums. This description of commissions shows the maximum amount of commissions payable under the Variable Adjustable Life Insurance Policy for plans of insurance described as protection and whole life insurance plans. The commissions payable on premiums received for plans described as greater than whole life plans will differ from the percentages shown above, as a first year commission will be paid only on such amounts as we may classify as a first year premium, based upon a whole life premium per $1,000 of face amount and a Policy face amount of $100,000. On premiums received in excess of that amount we will pay commissions at a rate of 4 percent.

In addition, Securian Financial or we will pay, based uniformly on the sales of insurance policies by registered representatives, credits which allow registered representatives (Agents) who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

A.  Sales Load

The sales load consists of a deduction from each premium of 7 percent and it may also include a first year sales load deduction not to exceed 23 percent. The first year sales load will apply only to base premium, scheduled to be paid in the 12 month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed. All of the sales load charges are designed to average not more than 9 percent of the base premiums over the lesser of: the life expectancy of the insured at policy issue or adjustment; or 15 years from the policy issue or adjustment; or the premium paying period. Compliance with the 9 percent ceiling will be achieved by reducing the amount of the first year sales load, if necessary.

B.  Special Purchase Plans

We will waive or modify certain charges assessed against base premiums in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in the prospectus. In those situations, we will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. After the exchange, premium payments will not be subject to a first year sales load or underwriting charge on the existing face amount and premium level, unless evidence of insurability was required for the exchange.

C.  Underwriting Procedures

We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age, sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, or face amount increases pursuant to an additional benefit agreement.

For VAL'87 Policies, the basis for the mortality charges guaranteed in the Policies are determined by the sex and age of the insured and are based on the 1980 CSO sex distinct age nearest birthday mortality tables. For VAL'95 Policies, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits and age of the insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.

D.  Increases in Face Amount

An increase in face amount is a policy adjustment and is subject to a $25 transaction charge. An increase in face amount is also subject to an underwriting charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against premiums in the 12 months following the policy adjustment. Following a face increase the cash values and subsequent premium payments are allocated to the face amount layers on a pro-rata basis.

FINANCIAL STATEMENTS

The financial statements of Minnesota Life Insurance Company as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Minnesota Life Variable Life Account as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES

MINNESOTA LIFE VARIABLE ADJUSTABLE LIFE REPORT FOR PERIODS ENDING JANUARY 31,
2003

Variable Adjustable Life policy is issued by Minnesota Life, and its policy values may be invested in our separate account called the Minnesota Life Variable Life Account.

The Policy is a scheduled premium life insurance policy which offers guaranteed insurance protection and the opportunity for long-term accumulation of cash values through the investment options below and a guaranteed principal account.

PORTFOLIO PERFORMANCE

The performance data shown below reports performance in two different ways. The Average annual Total Return shows a rolling average return for various periods:
3 months, 6 months, year-to-date, 1 year, 5 years, 10 years and since inception. The Total Annual Return shows total return on a year-to-date, rolling twelve month and calendar year basis.

Total returns quoted below reflect the Funds' expenses and investment gains and losses, as well as the mortality and expense risk charge. They do not, however, take into account the deduction of policy charges taken against a Policy's premiums and cash values or the fees and expenses reduced or absorbed by certain portfolios. If these charges, fees or expenses were included, the returns below would be lower.


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDING JANUARY 31, 2003

                                                                YEAR                                          SINCE      INCEPTION
SUB-ACCOUNTS                           3 MTH       6 MTH      TO DATE   1 YEAR      5 YEAR      10 YEAR     INCEPTION      DATE(4)
------------                           -----       -----      -------   ------      ------      -------     ---------    ---------
Money Market(1)                         0.13        0.32        0.04      0.73        3.54        3.71         4.41       6/1/1987
Mortgage Securities                     1.26        2.98        0.68      8.74        7.13        6.91         7.91       6/1/1987
Bond                                    2.12        4.72        0.39      9.51        5.72        6.09         7.21       6/1/1987
International Bond(7),(12)              6.91        9.10        1.75     22.00        4.48         N/A         3.84      10/1/1997
Asset Allocation                       (1.28)      (1.56)      (1.37)   (10.07)      (1.02)       5.00         6.95       6/1/1987
Real Estate Securities(5)               3.46       (4.36)      (2.49)     3.50         N/A         N/A         3.49       5/1/1998
Core Equity(12)                        (2.77)      (6.91)      (2.56)   (27.39)      (5.13)        N/A        (5.27)    10/15/1997
Fidelity VIP Equity-Income SC2(2)      (1.65)      (6.85)      (3.49)   (19.44)        N/A         N/A        (5.47)      2/1/2000
Value Stock                            (2.02)      (6.22)      (2.01)   (16.97)      (5.67)        N/A         5.25       5/2/1994
Templeton Global Asset Allocation
  Fd Cl 2(7),(8),(9),(10)               1.37       (1.01)      (1.28)    (4.24)        N/A         N/A        (5.90)      5/1/2000
Index 500(3)                           (3.13)      (5.63)      (2.69)   (23.66)      (2.28)       7.87         8.28       6/1/1987
Fidelity VIP Contrafund(R)SC2(2)       (4.20)      (5.21)      (3.05)   (12.23)        N/A         N/A       (10.32)      2/1/2000
Growth                                 (4.51)      (5.81)      (2.16)   (26.11)      (6.75)       3.55         5.77       6/1/1987
Fidelity VIP Mid Cap SC2(2)             1.06       (1.06)      (1.42)   (10.79)        N/A         N/A         2.62       2/1/2000
Index 400 Mid-Cap(3),(12)              (1.81)      (5.58)      (3.00)   (17.48)       4.91         N/A         4.24      10/1/1997
Small Company Value(6),(12)            (1.36)      (9.72)      (3.50)   (23.41)       0.78         N/A         0.54      10/1/1997
Capital Appreciation                   (4.12)      (4.68)      (1.22)   (29.96)      (6.58)       3.49         6.58       6/1/1987
Janus Aspen Int Grth - Srv Sh(7)       (5.29)     (11.29)      (5.39)   (25.95)        N/A         N/A       (23.75)      2/1/2000
International Stock(7)                 (2.87)     (10.63)      (2.66)   (18.16)      (1.93)       6.54         5.63       5/1/1992
Small Company Growth(6)                (1.39)      (0.28)      (1.84)   (31.04)      (5.80)        N/A         2.88       5/3/1993
Franklin Small Cap Fd -
  Cl 2(6),(9),(10)                      0.61       (3.14)      (2.48)   (28.86)        N/A         N/A       (22.90)      5/1/2000
Micro-Cap Growth(6),(12)               (3.82)     (13.34)      (6.55)   (44.14)       0.27         N/A        (2.37)     10/1/1997
Janus Aspen Cap App - Srv Sh           (5.71)      (5.30)      (1.90)   (15.52)        N/A         N/A       (19.22)      2/1/2000
CS Global Post-Venture Cap(7),(11)     (4.88)     (15.17)      (3.17)   (34.02)        N/A         N/A       (32.28)      5/1/2000
Templeton Develop Mkt
  Fd Cl 2(7),(8),(9),(10)               4.15       (1.32)      (1.32)    (6.25)        N/A         N/A        (3.77)      5/1/1998

               PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES
                            VARIABLE ADJUSTABLE LIFE


TOTAL ANNUAL RETURN FOR PERIODS SHOWN

                                                   2002        12 MOS.
                                                 TO DATE       ENDING
SUB-ACCOUNTS                                   (01/31/2003)   1/31/2003       2002        2001          2000         1999
------------                                   ------------   ---------     --------    --------       -------      -------
Money Market(1)                                     0.04         0.73         0.78         3.27          5.41         4.18
Mortgage Securities                                 0.68         8.74         9.11         8.43         11.24         1.48
Bond                                                0.39         9.51         9.95         7.36          9.89        (3.21)
International Bond(7),(12)                          1.75        22.00        17.35        (2.00)         0.91        (8.27)
Asset Allocation                                   (1.37)      (10.07)       (9.44)      (14.79)       (10.85)       14.60
Real Estate Securities(5)                          (2.49)        3.50         6.43         9.49         24.99        (4.36)
Core Equity(12)                                    (2.56)      (27.39)      (28.50)       (8.20)        (7.48)        6.64
Fidelity VIP Equity-Income SC2(2)                  (3.49)      (19.44)      (17.57)       (5.70)          N/A          N/A
Value Stock                                        (2.01)      (16.97)      (15.74)      (10.90)        (2.11)       (0.23)
Templeton Global Asset
  Allocation Fd Cl 2(7),(8),(9),(10)               (1.28)       (4.24)       (4.87)      (10.40)          N/A          N/A
Index 500(3)                                       (2.69)      (23.66)      (22.75)      (12.69)        (9.84)       19.68
Fidelity VIP Contrafund(R)SC2(2)                   (3.05)      (12.23)      (10.06)      (12.91)          N/A          N/A
Growth                                             (2.16)      (26.11)      (25.81)      (25.18)       (22.22)       25.04
Fidelity VIP Mid Cap SC2(2)                        (1.42)      (10.79)      (10.47)       (4.00)          N/A          N/A
Index 400 Mid-Cap(3),(12)                          (3.00)      (17.48)      (15.46)       (1.56)        15.47        15.39
Small Company Value(6),(12)                        (3.50)      (23.41)      (20.38)       15.01         27.36        (3.55)
Capital Appreciation                               (1.22)      (29.96)      (31.88)      (25.01)       (10.60)       20.90
Janus Aspen Int Grth - Srv Sh(7)                   (5.39)      (25.95)      (26.13)      (23.81)          N/A          N/A
International Stock(7)                             (2.66)      (18.16)      (18.23)      (11.65)         0.31        20.82
Small Company Growth(6)                            (1.84)      (31.04)      (32.14)      (15.12)       (11.72)       44.91
Franklin Small Cap Fd - Cl 2(6),(9),(10)           (2.48)      (28.86)      (29.04)      (15.67)          N/A          N/A
Micro-Cap Growth(6),(12)                           (6.55)      (44.14)      (43.93)      (11.77)       (21.44)      147.53(+)
Janus Aspen Cap App - Srv Sh                       (1.90)      (15.52)      (16.35)      (22.22)          N/A          N/A
CSWP-Global Post-Venture Cap(7),(11)               (3.17)      (34.02)      (34.49)      (28.99)          N/A          N/A
Templeton Develop Mkt Fd Cl 2(7),(8),(9),(10)      (1.32)       (6.25)       (0.64)       (8.54)       (32.38)       52.51


(+) This period was a period of generally rising market values. In addition, a portion of the fund's returns were attributable to investments in Initial Public Offerings (IPOs). No assurance can be given that the fund will be able to continue to invest in IPOs to the same extent in the future. There is no guarantee that these high risk investments will have the same effect on the fund's performance if they are made in the future.

Past performance is not indicative of future results. Principle and investment return in the variable sub-accounts are subject to fluctuation, and may be worth more or less than their original cost.

               PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES
                            VARIABLE ADJUSTABLE LIFE


TOTAL ANNUAL RETURN FOR PERIODS SHOWN

SUB-ACCOUNTS                                      1998       1997      1996      1995      1994      1993
------------                                     ------     ------    ------    ------    ------    ------
Money Market(1)                                    4.46       4.61      4.43      4.90      3.18      2.17
Mortgage Securities                                6.04       8.60      4.73     17.42     (3.86)     8.70
Bond                                               5.55       8.88      2.45     19.15     (5.03)     9.70
International Bond (7),(12)                       15.59        N/A       N/A       N/A       N/A       N/A
Asset Allocation                                  23.03      18.40     11.94     24.39     (1.89)     5.93
Real Estate Securities(5)                           N/A        N/A       N/A       N/A       N/A       N/A
Core Equity(12)                                   21.72        N/A       N/A       N/A       N/A       N/A
Fidelity VIP Equity-Income SC2(2)                   N/A        N/A       N/A       N/A       N/A       N/A
Value Stock                                        1.25      20.59     30.29     32.30       N/A       N/A
Templeton Global Asset
  Allocation Fd Cl 2(7),(8),(9),(10)                N/A        N/A       N/A       N/A       N/A       N/A
Index 500(3)                                      27.35      31.70     21.04     36.15      0.67      9.21
Fidelity VIP Contrafund(R)SC2(2)                    N/A        N/A       N/A       N/A       N/A       N/A
Growth                                            34.03      32.75     16.57     23.66      0.30      4.16
Fidelity VIP Mid Cap SC2(2)                         N/A        N/A       N/A       N/A       N/A       N/A
Index 400 Mid-Cap (3),(12)                        16.09        N/A       N/A       N/A       N/A       N/A
Small Company Value (6),(12)                      (7.22)       N/A       N/A       N/A       N/A       N/A
Capital Appreciation                              30.18      27.62     17.03     22.17      1.74      9.88
Janus Aspen Int Grth - Srv Sh(7)                    N/A        N/A       N/A       N/A       N/A       N/A
International Stock(7)                             6.08      11.38     19.20     13.66     (0.82)    43.43
Small Company Growth(6)                            0.76       7.22      5.92     31.40      5.63       N/A
Franklin Small Cap Fd - Cl 2(6),(9),(10)            N/A        N/A       N/A       N/A       N/A       N/A
Micro-Cap Growth (6),(12)                         12.87        N/A       N/A       N/A       N/A       N/A
Janus Aspen Cap App - Srv Sh                        N/A        N/A       N/A       N/A       N/A       N/A
CSWP-Global Post-Venture Cap (7),(11)               N/A        N/A       N/A       N/A       N/A       N/A
Templeton Develop Mkt Fd Cl 2(7),(8),(9),(10)       N/A        N/A       N/A       N/A       N/A       N/A


Investment return and principal value will fluctuate with market conditions, and you may gain or loss when you sell your shares. Past performance cannot guarantee future results.

(1) Investments in the Money Market Portfolio of the Advantus Series Fund, Inc. are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other U.S. Government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

(2) Invests in Service Class 2 Shares, which include an asset based distribution fee (12b-1 fee). Service Class 2 shares initial offering took place January 11, 2000, at which time the 12b-1 fee was imposed.

(3) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "Standard & Poor's MidCap 400" , and "S&P MidCap400(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Inception date is the date the portfolio was made available to the separate account.

(5) Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

(6) Investments in smaller company and micro cap stocks generally carry a higher level of volatility and risk over the short term.

(7) Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability and differences in accounting standards when investing in foreign markets.

(8) Formerly Templeton Asset Strategy Fund and Templeton Developing Markets Fund, respectively. Performance prior to the 5/1/2000 merger reflects the historical performance of the Templeton Asset Allocation Fund and the Templeton Developing Markets Fund, respectively.

(9)  For periods beginning on 5/1/1997 (or 1/6/1999 for Franklin Small Cap
     Fund), Class 2 performance reflects an additional 12b-1 fee expense, which also affects future performance.

(10) On-going stock market volatility can dramatically change the fund's short term performance; current results may differ.

(11) Invests in Credit Suisse Trust-Global Post-Venture Capital Portfolio.

(12) These sub-accounts were first made available to Variable Adjustable Life on October 1, 1997. Performance shown prior to that date is hypothetical, and is calculated by applying the contract's mortality and expense risk charge to the underlying fund performance.

ILLUSTRATIONS

An illustration is provided for a standard non-tobacco male age 40. The illustration shows the projected actual cash values, death benefits and premiums. The plan of insurance for the illustration is a whole life plan, with an initial face amount of $250,000. The cash death benefit option is shown. We show the illustration based on both guaranteed maximum and current mortality charges, and we include all charges. The illustration is for VAL '95.

Guaranteed maximum cost of insurance charges will vary by age, sex, risk class and policy form. We use the male, female and unisex 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO"), as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-based distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 1980 CSO Tables.

In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the tobacco use of the insured. Current cost of insurance changes reflect our current practices with respect to mortality charges is provided primarily to show, by comparison with that showing current charges, the consequences of our charging less than the full 1980 CSO based charges.

The illustration shows how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustration assumes scheduled premiums are paid when due.

The amounts shown for the hypothetical actual cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because certain fees and expenses are deducted from the gross return. The mortality and expense risk charge reflected in the illustration is at an annual rate of .50 percent. The investment management fee illustrated is .___ percent and represents an average of the annual fee charged for all Portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .___ percent, representing an average of the 2002 expense ratios of the Portfolios of the Funds. Certain expenses for certain Portfolios of the Funds were waived or reduced. The 12b-1 fee illustrated is .___ percent and represents an average of those fees charged for Portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of _____ percent, _____ percent and _____ percent.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.

Upon request, we will furnish a comparable illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, plan of insurance and gross annual rate of return requested. Actual illustrations may be materially different from that illustrated, depending upon the proposed insured's actual situation.

                                     VAL '95
                       DEATH BENEFIT OPTION - CASH OPTION
                        MALE ISSUE AGE 40 FOR NON-TOBACCO
                       INITIAL DEATH BENEFIT - $250,000(1)

                       $4,205 INITIAL SCHEDULED PREMIUM(2)

                   USING MAXIMUM CONTRACTUAL MORTALITY CHARGES

                                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                  0% GROSS(3)             6% GROSS(3)            12% GROSS(3)
                                 (_____% NET)            (____% NET)             (_____% NET)
  POL    ATT      BASE       POLICY      DEATH       POLICY      DEATH       POLICY      DEATH
  YR     AGE     PREMIUM     VALUE      BENEFIT      VALUE      BENEFIT       VALUE     BENEFIT
  --     ---     -------     ------     --------     ------     --------     ------     -------
   1     41      $4,205      $xxxxx     $250,000     $xxxxx     $250,000     $xxxxx     $xxxxx
   2     42
   3     43
   4     44
   5     45

   6     46
   7     47
   8     48
   9     49
  10     50

  15     55
  20     60
  25     65
  30     70

(1)  The initial death benefit is guaranteed to age 100.

(2) If premiums are paid more frequently than annually, the payments would be $2,102.50 semi-annually, $1,051.25 quarterly, or $350.42 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.

(3)  Assumes no policy loan has been made.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                     VAL '95
                       DEATH BENEFIT OPTION - CASH OPTION
                        MALE ISSUE AGE 40 FOR NON-TOBACCO
                       INITIAL DEATH BENEFIT - $250,000(1)

                       $4,205 INITIAL SCHEDULED PREMIUM(2)

                         USING CURRENT MORTALITY CHARGES

                                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                  0% GROSS(3)             6% GROSS(3)            12% GROSS(3)
                                 (_____% NET)            (____% NET)             (_____% NET)
  POL    ATT      BASE       POLICY      DEATH       POLICY      DEATH       POLICY      DEATH
  YR     AGE     PREMIUM     VALUE      BENEFIT      VALUE      BENEFIT       VALUE     BENEFIT
  --     ---     -------     ------     --------     ------     --------     ------     -------
   1     41      $4,205      $xxxxx     $250,000     $xxxxx     $250,000     $xxxxx     $xxxxx
   2     42
   3     43
   4     44
   5     45

   6     46
   7     47
   8     48
   9     49
  10     50

  15     55
  20     60
  25     65
  30     70

(1)  The initial death benefit is guaranteed to age 100.

(2) If premiums are paid more frequently than annually, the payments would be $2,102.50 semi-annually, $1,051.25 quarterly, or $350.42 monthly. The death benefits and policy values would be slightly different for a policy with more frequent premium payments.

(3)  Assumes no policy loan has been made.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                            PART C: OTHER INFORMATION

Item Number           Caption in Part C

    27.               Exhibits

    28.               Directors and Officers of the Minnesota Life Insurance
                      Company

    29. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

    30.               Indemnification

    31.               Principal Underwriters

    32.               Location of Accounts and Records

    33.               Management Services

    34.               Fee Representation

                            PART C: OTHER INFORMATION

Item 27.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 28.  Directors and Officers of the Minnesota Life Insurance Company

Name and Principal                                   Position and Offices
Business Address                                     with Minnesota Life
------------------                                   --------------------
Richard H. Anderson                                  Director
Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, MN  55121

Mary K. Brainerd                                     Director
HealthPartners
8100 34th Avenue South
Bloomington, MN  55425

John F. Bruder                                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Thomas P. Burns                                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Keith M. Campbell                                    Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John W. Castro                                       Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

John E. Gherty                                       Director
Land O'Lakes, Inc.
P.O. Box 64101
St. Paul, MN  55164

John F. Grundhofer                                   Director
U.S. Bancorp
800 Nicollet Mall
Suite 2300
Minneapolis, MN  55402

Robert E. Hunstad                                    Director and Executive
Minnesota Life Insurance Company                     Vice President
400 Robert Street North
St. Paul, MN  55101

Name and Principal                                   Position and Offices
Business Address                                     with Minnesota Life
------------------                                   --------------------
James E. Johnson                                     Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David S. Kidwell, Ph.D.                              Director
2129 Bancroft Place NW
Washington, D.C.  20008-4019

Reatha C. King, Ph.D.                                Director
General Mills Foundation
110 Bank Street SE
Unit 2403
Minneapolis, MN  55414

Dennis E. Prohofsky                                  Director, Executive Vice President,
Minnesota Life Insurance Company                     General Counsel and Secretary
400 Robert Street North
St. Paul, MN  55101

Robert L. Senkler                                    Chairman, President and Chief
Minnesota Life Insurance Company                     Executive Officer
400 Robert Street North
St. Paul, MN  55101

Gregory S. Strong                                    Senior Vice President
Minnesota Life Insurance Company                     and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                                     Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Item 29. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)
         Capitol City Property Management, Inc.
         Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.

         Minnesota Life Insurance Company
         Securian Financial Network, Inc.
         Securian Ventures, Inc.
         Advantus Capital Management, Inc.
         Securian Financial Services, Inc.
         Securian Trust Company, N.A.
         Securian Casualty Company
         I.A. Systems, Inc. (New York)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         Northstar Life Insurance Company (New York)
         Securian Life Insurance Company
         Personal Finance Company (Delaware)
         Enterprise Holding Corporation

Wholly-owned subsidiaries of Securian Financial Services, Inc.:

         MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
         Ascend Insurance Agency of Nevada, Inc. (Nevada)
         Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)
         Worthmark Financial Services, LLC (Delaware)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

         Financial Ink Corporation
         Oakleaf Service Corporation
         Concepts in Marketing Research Corporation
         Lafayette Litho, Inc.
         DataPlan Securities, Inc. (Ohio)
         MIMLIC Imperial Corporation
         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.
         Ministers Life Resources, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

         Securian Financial Network, Inc. (Alabama)
         Securian Financial Network, Inc. (Nevada)
         Securian Financial Network, Inc. (Oklahoma)
         Securian Financial Network, Inc. (Texas)

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

         Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

         C.R.I. Securities, Inc.

Majority-owned subsidiaries of Minnesota Life Insurance Company:

         MIMLIC Life Insurance Company (Arizona)
         Advantus Enterprise Fund, Inc.
         Advantus International Balanced Fund, Inc.
         Advantus Venture Fund, Inc.
         Advantus Real Estate Securities Fund, Inc.
         Advantus Cornerstone Fund, Inc.

Majority-owned subsidiary of Securian Financial Services, Inc.:

         MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

         Advantus Horizon Fund, Inc.
         Advantus Spectrum Fund, Inc.
         Advantus Mortgage Securities Fund, Inc.
         Advantus Bond Fund, Inc.
         Advantus Money Market Fund, Inc.
         Advantus Index 500 Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 30.  Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

              (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

                      Advantus Horizon Fund, Inc.
                      Advantus Spectrum Fund, Inc.
                      Advantus Mortgage Securities Fund, Inc.
                      Advantus Money Market Fund, Inc.
                      Advantus Bond Fund, Inc.
                      Advantus Cornerstone Fund, Inc.
                      Advantus Enterprise Fund, Inc.
                      Advantus International Balanced Fund, Inc.
                      Advantus Venture Fund, Inc.
                      Advantus Index 500 Fund, Inc.
                      Advantus Real Estate Securities Fund, Inc.
                      Variable Fund D
                      Variable Annuity Account
                      Minnesota Life Variable Life Account
                      Minnesota Life Variable Universal Life Account Northstar Life Variable Universal Life Account

              (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

                                                                       Positions and
Name and Principal                                                     Offices
Business Address                                                       with Underwriter
------------------                                                     ----------------
Thomas L. Clark                                                        Assistant Treasurer
Securian Financial Services, Inc.                                      and Assistant Secretary
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                                                     President, Chief Executive
Securian Financial Services, Inc.                                      Officer and Director
400 Robert Street North
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                                                    Treasurer
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Robert E. Hunstad                                                      Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dennis E. Prohofsky                                                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

                                                                       Positions and
Name and Principal                                                     Offices
Business Address                                                       with Underwriter
------------------                                                     ----------------
Peter D. Seltz                                                         Vice President,
Securian Financial Services, Inc.                                      Sales and Marketing
400 Robert Street North
St. Paul, Minnesota 55101

Loyall E. Wilson                                                       Vice President, Chief
Securian Financial Services, Inc.                                      Compliance Officer and
400 Robert Street North                                                Secretary
St. Paul, Minnesota 55101

              (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

       Name of             Net Underwriting            Compensation on
      Principal              Discounts and              Redemption or          Brokerage               Other
     Underwriter              Commissions               Annuitization         Commissions          Compensation
     -----------           ----------------            ---------------        -----------          ------------
Securian Financial
 Services, Inc.               $52,341,391                    --                   --                    --

Item 32.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 33.  Management Services

None.

Item 34.  Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-3233, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Compare Act of 1940, the Registrant, Minnesota Life Variable Life Account, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 27th day of February, 2003.


                                   MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                                               (Registrant)

                                   By: MINNESOTA LIFE INSURANCE COMPANY
                                                (Depositor)



                                   By  /s/ Robert L. Senkler
                                      ------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                       President and Chief Executive Officer



Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

              Signature                     Title                                       Date
              ---------                     -----                                       ----

/s/ Robert L. Senkler                       Chairman, President and                     February 27, 2003
---------------------------------------     Chief Executive Officer
Robert L. Senkler

*                                           Director
---------------------------------------
Richard H. Anderson

*                                           Director
---------------------------------------
Mary K. Brainerd

*                                           Director
---------------------------------------
John W. Castro

*                                           Director
---------------------------------------
John E. Gherty

*                                           Director
---------------------------------------
John F. Grundhofer

*                                           Director
---------------------------------------
Robert E. Hunstad

*                                           Director
---------------------------------------
David S. Kidwell, Ph.D.

*                                           Director
---------------------------------------
Reatha C. King, Ph.D.

*                                           Director
---------------------------------------
Dennis E. Prohofsky

              Signature                     Title                                       Date
              ---------                     -----                                       ----

*                                           Director
---------------------------------------
Randy F. Wallake

/s/ Gregory S. Strong                       Senior Vice President                       February 27, 2003
---------------------------------------     (chief financial officer)
Gregory S. Strong

/s/ Gregory S. Strong                       Senior Vice President                       February 27, 2003
---------------------------------------     (chief accounting officer)
Gregory S. Strong

/s/ Dianne M. Orbison                       Vice President and                          February 27, 2003
---------------------------------------     Treasurer (treasurer)
Dianne M. Orbison

/s/ Dennis E. Prohofsky                     Director and Attorney-in-Fact               February 27, 2003
---------------------------------------
Dennis E. Prohofsky


* Pursuant to power of attorney dated February 10, 2003, a copy of which is filed herewith.

                                  EXHIBIT INDEX

Exhibit Number           Description of Exhibit
--------------           ----------------------
27(a)                    Resolution of the Board of Trustees of The Minnesota
                         Mutual Life Insurance Company dated October 21, 1985,
                         previously filed as Exhibit A(1) to Registrant's Form
                         S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, is hereby incorporated by reference.

27(b)                    Not Applicable.

27(c)(1)                 Distribution Agreement, previously filed as Exhibit
                         A(3)(a) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 12, is hereby incorporated by reference.

27(c)(2) Agent and General Agent Sales Agreements, previously filed as Exhibit A(3)(b) to Registrant's Form S-6, File
                         Number 33-3233, Post-Effective Amendment Number 12, is hereby incorporated by reference.

27(c)(3)                 Combined with the Exhibit listed under 27(c)(2) above.

27(d)(1) Variable Adjustable Life Insurance Policy, form 86-660, previously filed as Exhibit A(5)(a) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, is hereby incorporated by reference.

27(d)(2) Variable Adjustable Life Insurance Policy, form 87-670, previously filed as Exhibit A(5)(b) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, is hereby incorporated by reference.

27(d)(3) Variable Adjustable Life Insurance Policy, form 90-670, previously filed as Exhibit A(5)(c) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, is hereby incorporated by reference.

27(d)(4)                 Variable Adjustable Life Insurance Policy, form
                         MHC-98-670, previously filed as Exhibit A(5)(d) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 14, is hereby incorporated by reference.

27(d)(5) Guaranteed Principal Account Agreement, form 90-930, previously filed as Exhibit A(5)(e) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 12, is hereby incorporated by reference.

27(d)(6) Family Term Agreement-Children, form MHC-86-904, previously filed as Exhibit A(5)(f) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(7) Exchange of Insureds Agreement, form MHC-86-914, previously filed as Exhibit A(5)(g) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(8) Face Amount Increase Agreement, form MHC-86-915, previously filed as Exhibit A(5)(h) to Registrant's
                         Form S-6, File

                         Number 33-3233, Post-Effective Amendment Number 14, is hereby incorporated by reference.

27(d)(9) Cost of Living Increase Agreement, form MHC-86-916, previously filed as Exhibit A(5)(i) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(10)                Waiver of Premium Agreement, form MHC-86-917,
                         previously filed as Exhibit A(5)(j) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(11)                Survivorship Life Agreement, form MHC-90-929,
                         previously filed as Exhibit A(5)(k) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(12)                Accelerated Benefit Agreement, form MHC-92-931,
                         previously filed as Exhibit A(5)(l) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(13)                Short Term Agreement, form MHC-E324.1 10-1998,
                         previously filed as Exhibit A(5)(m) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(14)                Policy Enhancement Agreement, form MHC-95-941,
                         previously filed as Exhibit A(5)(n) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(15)                Protection Option Amendment, form MHC-98-945,
                         previously filed as Exhibit A(5)(o) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(d)(16)                Variable Early Value Agreement, form MHC-98-940,
                         previously filed as Exhibit A(5)(p) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(e)(1)                 New Issue Application - Part 1, form F. MHC-3198 Rev.
                         11-2000, previously filed as Exhibit A(10)(a) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 18, is hereby incorporated by reference.

27(e)(2)                 Application - Part 3 - Authorization New Issue; form F.
                         MHC-42663 Rev. 10-1998, previously filed as Exhibit
                         A(10)(b) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 14, is hereby incorporated by reference.

27(e)(3)                 Policy Change Application - Part 1, form F. MHC-44096
                         Rev. 11-2000, previously filed as Exhibit A(10)(c) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 18, is hereby incorporated by reference.

27(e)(4)                 Policy Change Application - Part 3, form F. MHC-44098
                         Rev. 10-1998, previously filed as Exhibit A(10)(d) to
                         Registrant's
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
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(e)(5)                 Variable Suitability Application - New Issue, form F.
                         MHC-48653 2-2002, previously filed as Exhibit A(10)(e) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 18, is hereby incorporated by reference.

27(e)(6)                 Variable Suitability Application - Policy Change, form
                         F. MHC-48654 Rev. 2-2002, previously filed as Exhibit
                         A(10)(f) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 18, is hereby incorporated by reference.

27(e)(7) Policy Change Application - No Underwriting - Part 1, form F. MHC-44097 Rev. 11-2000, previously filed as Exhibit A(10)(g) to Registrant's Form S-6, File Number
                         33-3233, Post-Effective Amendment Number 18, is hereby incorporated by reference.

27(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(5)(a) to Registrant's
                         Form S-6, File Number 33-3233, Post-Effective Amendment
                         Number 14, is hereby incorporated by reference.

27(f)(2)                 Bylaws of the Depositor, previously filed as Exhibit
                         A(6)(b) to Registrant's Form S-6, File Number 33-3233,
                         Post-Effective Amendment Number 17, is hereby incorporated by reference.

27(g) Reinsurance Contracts, to be filed by subsequent amendment.

27(h)(1)(i)              Participation Agreement among Advantus Series Fund,
                         Inc., Advantus Capital Management, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(1)(i) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(1)(ii)             Amendment Number One to the Participation Agreement
                         among Advantus Series Fund, Inc., Advantus Capital
                         Management, Inc. and Minnesota Life Insurance Company,
                         previously filed as Exhibit 27(h)(1)(ii) to Minnesota
                         Life Variable Universal Life Account's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 10, is
                         hereby incorporated by reference.

27(h)(1)(iii)            Amendment Number Two to the Participation Agreement
                         among Advantus Series Fund, Inc., Advantus Capital
                         Management, Inc. and Minnesota Life Insurance Company,
                         previously filed as Exhibit 27(h)(1)(iii) to Minnesota
                         Life Variable Universal Life Account's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 10, is
                         hereby incorporated by reference.

27(h)(2)(i)              Fund Participation Agreement between Janus Aspen
                         Series, Janus Distributors, Inc. and Minnesota Life
                         Insurance Company, previously filed as Exhibit
                         27(h)(2)(i) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(2)(ii)             Addendum Dated May 1, 2000 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit
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
                         27(h)(2)(ii) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(2)(iii)            Amendment to Fund Participation Agreement between Janus
                         Aspen Series, Janus Distributors, Inc. and Minnesota
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(2)(iii) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(2)(iv)             Amendment Dated December 1, 2002 to Fund Participation
                         Agreement between Janus Aspen Series, Janus
                         Distributors, Inc. and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(2)(iv) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, is hereby incorporated by reference.

27(h)(3)(i)              Participation Agreement among Variable Insurance
                         Products Fund, Fidelity Distributors Corporation and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 27(h)(3)(i) to Minnesota Life Variable
                         Universal Life Account's Form N-6, File Number
                         33-85496, Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(3)(ii)             Amendment One to the Participation Agreement among
                         Variable Insurance Products Fund, Fidelity Distributors
                         Corporation and Minnesota Life Insurance Company,
                         previously filed as Exhibit 27(h)(3)(ii) to Minnesota
                         Life Variable Universal Life Account's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 10, is
                         hereby incorporated by reference.

27(h)(3)(iii)            Second Amendment to Participation Agreement among
                         Variable Insurance Products Fund, Fidelity Distributors
                         Corporation and Minnesota Life Insurance Company,
                         previously filed as Exhibit 27(h)(3)(iii) to Minnesota
                         Life Variable Universal Life Account's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 10, is
                         hereby incorporated by reference.

27(h)(4)(i)              Participation Agreement among Variable Insurance
                         Products Fund II, Fidelity Distributors Corporation and
                         Minnesota Life Insurance Company, previously filed as
                         Exhibit 27(h)(4)(i) to Minnesota Life Variable
                         Universal Life Account's Form N-6, File Number
                         33-85496, Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(4)(ii)             Amendment One to the Participation Agreement among
                         Variable Insurance Products Fund II, Fidelity
                         Distributors Corporation and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(4)(ii) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, is hereby incorporated by reference.

27(h)(4)(iii)            Second Amendment to Participation Agreement among
                         Variable Insurance Products Fund II, Fidelity
                         Distributors Corporation and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(4)(iii) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, is hereby incorporated by reference.

27(h)(5)(i)              Participation Agreement among Variable Insurance
                         Products Fund III, Fidelity Distributors Corporation
                         and Minnesota

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
                         Life Insurance Company, previously filed as Exhibit
                         27(h)(5)(i) to Minnesota Life Variable Universal Life
                         Account's Form N-6, File Number 33-85496,
                         Post-Effective Amendment Number 10, is hereby
                         incorporated by reference.

27(h)(5)(ii)             First Amendment to Participation Agreement among
                         Variable Insurance Products Fund III, Fidelity
                         Distributors Corporation and Minnesota Life Insurance
                         Company, previously filed as Exhibit 27(h)(5)(ii) to
                         Minnesota Life Variable Universal Life Account's Form
                         N-6, File Number 33-85496, Post-Effective Amendment
                         Number 10, is hereby incorporated by reference.

27(h)(6)                 Fund Shareholder Services Agreement between Minnesota
                         Life Insurance Company and Ascend Financial Services,
                         Inc., previously filed as Exhibit 27(h)(6) to Minnesota
                         Life Variable Universal Life Account's Form N-6, File
                         Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

27(i)(1)                 Investment Accounting Agreement between Securian
                         Financial Group, Inc. and State Street Bank and Trust
                         Company, previously filed as Exhibit 24(c)8(q) to Variable Annuity Account's Form N-4, File Number
                         333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.

27(i)(2)                 Administration Agreement between Securian Financial
                         Group, Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable
                         Annuity Account's Form N-4, File Number 333-91784,
                         Post-Effective Amendment Number 1, is hereby incorporated by reference.

27(j)                    Not Applicable.

27(k)                    Not Applicable.

27(l)                    Actuarial Opinion, to be filed by subsequent amendment.

27(m)                    Calculation, to be filed by subsequent amendment.

27(n) Consent of KPMG LLP, to be filed by subsequent amendment.

27(o)                    Not Applicable.

27(p)                    Not Applicable.

27(q)                    Not Applicable.

27(r)                    Minnesota Life Insurance Company - Power of Attorney to
                         Sign Registration Statements.